As filed with the Securities and Exchange Commission on February 24, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)
Registrant’s Telephone Number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares
Annual Report
December 31, 2013
B1014 02/14

Balanced Portfolio Commentary (Unaudited)

The Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio Class I generated an 18.48% total return for the fiscal year ended December 31, 2013. The Portfolio's equity component underperformed the Russell Midcap® Growth Index and its fixed income component trailed the Barclays 1-3 Year U.S. Government/Credit Index for the reporting period.

Equities

The U.S. equity markets exceeded expectations in 2013, especially given the lack of traditional catalysts, such as strong, accelerating earnings growth, a declining interest rate environment, robust economic indicators or even consistent and substantial cash inflows. In our view, 2013's substantial, but positive disconnect between stock price performance and fundamentals was courtesy of the U.S. Federal Reserve's (the Fed's) highly accommodative liquidity policies.

The first half of the year proved trying for active managers as positive differentiation among companies through strong fundamentals and strategic capital expenditures aimed at expanding market share took a clear back seat to lower expectations and slower growth coupled with financial reallocations in the form of share repurchase and dividend programs. However, the Fed's midyear introduction and year-end implementation of financial "tapering" served as notice that unlimited liquidity could not provide the basis of an indefinite trade, tilting the market's focus back toward fundamentals. Additionally, as the year progressed, the markets continued to be bolstered by strong economic data, broadly decent corporate earnings, lessening fiscal drag and a sliver of cooperation on the U.S. political front. As the hand wringing around tapering evaporated, and with a bare-minimum budget deal finally in place, business and consumer sentiment continued to improve, both of which we believe are critical to building momentum as the U.S. economy continues its apparent transition from recovery to expansion mode.

For the year, the Portfolio's equity segment was overweighted versus the benchmark in Industrials, Telecommunication Services, Information Technology (IT) and Health Care and underweighted in Consumer Discretionary, Materials and Consumer Staples. With respect to industry-level allocation decisions, our underweight to packaged foods, predicated on market capitalization and earnings growth concerns, proved to be a meaningful headwind as that category exceeded expectations during the year, outweighing positive contributions from our avoidance of real estate investment trusts.

While we don't anticipate a repeat of 2013's outsized returns, we also don't believe that we are facing a bubble in need of a meaningful and sustained broad correction. Rather, we foresee improving global economic health and continued domestic tailwinds, such as lower energy costs and incremental improvements to both housing and labor, which could foster a positive environment, leading to an increase in business confidence and capital expenditures to help feed economic expansion and initiate an upward inflection point for GDP growth. Furthermore, we believe valuations remain reasonable in general and even attractive for various mid cap segments. As a result, we remain cautiously optimistic and anticipate that 2014 will be a constructive environment for mid cap growth stocks, but a year more closely tied to underlying fundamentals, growth rates and a company's ability to provide positive individual results.

Fixed Income

2013 was a challenging year for fixed income markets. Economic data were positive overall, and rates moved higher amid expectations that the Fed would begin tapering its asset purchase program. The Fed's decision to pare its monthly purchases in December was somewhat of a surprise for the markets. So too was the Fed's forward guidance that suggested that it would no longer explicitly tie the Fed Funds rate to a 6.5% unemployment rate. For the year as a whole, the yield curve steepened, as the yield on the two-year Treasury rose 13 basis points (bps), while the 10-year Treasury yield increased 127 bps. Most non-Treasury securities modestly outperformed equal-duration Treasuries in 2013. Still, aside from high yield bonds and bank loans, the majority of spread sectors generated negative absolute returns during the reporting period.

Yield curve positioning modestly detracted from our fixed income performance during the 12-month reporting period. In contrast, our allocations to commercial mortgage-backed securities, mortgage-backed securities (MBS) and asset-backed securities (ABS) contributed to results. Our investment grade corporate bond exposure was also beneficial, albeit to a lesser extent.

The Portfolio segment maintained its overall positioning during the period, with an overweight to the spread sectors and an underweight to Treasuries. That being said, several modest adjustments were made to the Portfolio, including paring its exposures to investment grade corporate bonds, non-agency MBS and fixed-rate ABS. In contrast, we added to the Portfolio's agency MBS allocation. Finally, we also actively participated in the investment grade corporate bond new issuance market.

Looking ahead, while we anticipate some economic improvement in 2014, in our opinion, growth will likely be far from robust. Our outlook for interest rates is naturally tied to the future actions by the Fed. We anticipate seeing a fairly seamless transition to Janet Yellen as Fed chair and a continuation of Bernanke-era policies. We believe the Fed's recent decision to modestly taper its asset purchases and, at the same time, reiterate its plan to keep the Fed Funds rate on hold, should serve to clarify its intentions for the future.

We believe the 30-year tailwind of declining market rates seems to be behind us and we believe bond investors must deal with the notion that U.S. rates will have an upward bias from here. However, the severity and pace of those increases is subject to dispute. Indeed, we believe that the Fed is likely to be measured in its approach, while growth and inflation trends suggest to us that the 10-year Treasury is near fair value. We anticipate maintaining our long-held strategy of overweighting non-Treasury securities, as we feel it is appropriate in order to achieve a favorable risk/return relationship over time.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG,
MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

Balanced Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	3.0%
Common Stock	65.8
Corporate Debt	13.2
Mortgage-Backed Securities	9.9
U.S. Treasury Securities	7.5
Short-Term Investments	1.0
Liabilities, less cash, receivables and other assets	(0.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 12/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Balanced Portfolio Class I	02/28/1989	18.48%	13.38%	5.70%	6.95%
Barclays 1-3 Year U.S. Government/ Credit Index1,2		0.64%	2.02%	2.91%	5.26%
Russell Midcap® Growth Index1,2		35.74%	23.37%	9.77%	10.93%
Russell Midcap® Index1,2		34.76%	22.36%	10.22%	11.97%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.02% for Class I shares (before expense reimbursements and/or fee waivers, if any). This expense ratio was 1.85% after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 28, 1989, the Portfolio's commencement of operations.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on the market capitalization). The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the Credit Index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and nonconvertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO
Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
Class I	$1,000.00	$1,113.90	$9.86
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.88	$9.40

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Balanced Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (65.8%)

Aerospace & Defense (1.3%)
1,750	BE Aerospace, Inc.	$152,303	*
1,000	DigitalGlobe, Inc.	41,150	*
		193,453
Airlines (0.2%)
500	Alaska Air Group, Inc.	36,685

Auto Components (0.4%)
1,000	BorgWarner, Inc.	55,910

Beverages (0.7%)
1,500	Beam, Inc.	102,090

Biotechnology (2.4%)
900	Alexion Pharmaceuticals, Inc.	119,754	*
1,250	BioMarin Pharmaceutical, Inc.	87,837	*
750	Cubist Pharmaceuticals, Inc.	51,653	*
1,250	Incyte Corp. Ltd.	63,287	*
1,350	NPS Pharmaceuticals, Inc.	40,986	*
		363,517
Building Products (0.8%)
2,500	Fortune Brands Home & Security, Inc.	114,250

Capital Markets (1.7%)
800	Affiliated Managers Group, Inc.	173,504	*
1,500	Raymond James Financial, Inc.	78,285
		251,789
Chemicals (0.6%)
750	Airgas, Inc.	83,888

Commercial Banks (0.5%)
650	SVB Financial Group	68,159	*

Commercial Services & Supplies (1.0%)
1,350	Stericycle, Inc.	156,830	*

Computers & Peripherals (0.4%)
750	SanDisk Corp.	52,905

Consumer Finance (0.4%)
1,250	Portfolio Recovery
	Associates, Inc.	66,050	*

Containers & Packaging (0.8%)
2,000	Packaging Corp. of America	126,560

Distributors (0.7%)
3,000	LKQ Corp.	98,700	*

Diversified Financial Services (1.0%)
700	IntercontinentalExchange
	Group, Inc.	157,444

Electrical Equipment (2.2%)
2,750	AMETEK, Inc.	144,842
1,250	Generac Holdings, Inc.	70,800
800	Roper Industries, Inc.	110,944
		326,586
Electronic Equipment, Instruments &
Components (2.1%)
850	Amphenol Corp. Class A	75,803
2,750	CDW Corp.	64,240
750	IPG Photonics Corp.	58,207	*
3,250	Trimble Navigation Ltd.	112,775	*
		311,025
Energy Equipment & Services (1.3%)
350	Core Laboratories NV	66,833
400	Dril-Quip, Inc.	43,972	*
1,000	Oceaneering International, Inc.	78,880
		189,685
Food & Staples Retailing (1.5%)
1,000	PriceSmart, Inc.	115,540
2,000	Whole Foods Market, Inc.	115,660
		231,200
Food Products (0.4%)
2,750	WhiteWave Foods Co. Class A	63,085	*

Health Care Equipment & Supplies (0.4%)
500	West Pharmaceutical Services, Inc.	24,530
1,100	Wright Medical Group, Inc.	33,781	*
		58,311
Health Care Providers & Services (1.4%)
750	Acadia Healthcare Co., Inc.	35,498	*
2,250	Envision Healthcare Holdings, Inc.	79,920	*
1,000	Premier, Inc. Class A	36,760	*
1,250	Team Health Holdings, Inc.	56,937	*
		209,115

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Health Care Technology (0.9%)
2,500	Cerner Corp.	$139,350	*

Hotels, Restaurants & Leisure (1.7%)
700	Buffalo Wild Wings, Inc.	103,040	*
2,500	MGM Resorts International	58,800	*
1,250	Starwood Hotels & Resorts Worldwide, Inc.	99,313
		261,153
Household Products (0.5%)
1,150	Church & Dwight Co., Inc.	76,222

Internet & Catalog Retail (0.3%)
1,000	HomeAway, Inc.	40,880	*

Internet Software & Services (0.3%)
850	AOL, Inc.	39,627	*

IT Services (1.6%)
700	Alliance Data Systems Corp.	184,051	*
450	FleetCor Technologies, Inc.	52,727	*
		236,778
Life Sciences Tools & Services (1.6%)
500	Agilent Technologies, Inc.	28,595
1,500	Illumina, Inc.	165,930	*
1,000	PAREXEL International Corp.	45,180	*
		239,705
Machinery (0.8%)
1,350	Pall Corp.	115,223

Media (1.7%)
1,950	AMC Networks, Inc. Class A	132,815	*
1,000	Discovery Communications, Inc. Class A	90,420	*
1,250	Pandora Media, Inc.	33,250	*
		256,485
Multiline Retail (0.9%)
1,750	Dollar Tree, Inc.	98,735	*
2,250	Tuesday Morning Corp.	35,910	*
		134,645
Oil, Gas & Consumable Fuels (2.5%)
350	Antero Resources Corp.	22,204	*
3,000	Cabot Oil & Gas Corp.	116,280
700	Concho Resources, Inc.	75,600	*
1,050	Gulfport Energy Corp.	66,307	*
2,000	Oasis Petroleum, Inc.	93,940	*
		374,331
Pharmaceuticals (3.5%)
750	Actavis PLC	$126,000	*
2,750	Akorn, Inc.	67,732	*
1,750	Impax Laboratories, Inc.	43,995	*
500	Jazz Pharmaceuticals PLC	63,280	*
1,750	Medicines Co.	67,585	*
1,650	Mylan, Inc.	71,610	*
600	Perrigo Co. PLC	92,076
		532,278
Professional Services (2.6%)
1,500	Advisory Board Co.	95,505	*
1,000	Towers Watson & Co. Class A	127,610
2,500	Verisk Analytics, Inc. Class A	164,300	*
		387,415
Real Estate Management & Development (0.5%)
750	Jones Lang LaSalle, Inc.	76,793

Road & Rail (2.1%)
3,000	Hertz Global Holdings, Inc.	85,860	*
1,750	J.B. Hunt Transport Services, Inc.	135,275
800	Kansas City Southern	99,064
		320,199
Semiconductors & Semiconductor Equipment (2.6%)
3,250	Avago Technologies Ltd.	171,892
750	Lam Research Corp.	40,838	*
2,000	Microchip Technology, Inc.	89,500
1,250	Monolithic Power Systems, Inc.	43,325	*
1,150	NXP Semiconductors NV	52,819	*
		398,374
Software (6.3%)
1,700	ANSYS, Inc.	148,240	*
3,000	Aspen Technology, Inc.	125,400	*
1,450	Citrix Systems, Inc.	91,712	*
700	Concur Technologies, Inc.	72,226	*
2,150	Electronic Arts, Inc.	49,321	*
2,500	Informatica Corp.	103,750	*
600	NetSuite, Inc.	61,812	*
1,500	Salesforce.com, Inc.	82,785	*
1,250	Splunk, Inc.	85,838	*
1,000	Synopsys, Inc.	40,570	*
600	Ultimate Software Group, Inc.	91,932	*
		953,586

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Specialty Retail (6.2%)
500	Advance Auto Parts, Inc.	$55,340
850	Cabela's, Inc.	56,661	*
1,800	Dick's Sporting Goods, Inc.	104,580
2,000	DSW, Inc. Class A	85,460
1,750	GameStop Corp. Class A	86,205
1,000	O'Reilly Automotive, Inc.	128,710	*
1,450	Ross Stores, Inc.	108,648
2,200	Tractor Supply Co.	170,676
500	Ulta Salon Cosmetics & Fragrance, Inc.	48,260	*
1,500	Williams-Sonoma, Inc.	87,420
		931,960
Textiles, Apparel & Luxury Goods (3.3%)
2,950	Fifth & Pacific Cos., Inc.	94,606	*
1,650	Hanesbrands, Inc.	115,945
750	Michael Kors Holdings Ltd.	60,893	*
850	PVH Corp.	115,617
1,250	Under Armour, Inc. Class A	109,125	*
		496,186
Thrifts & Mortgage Finance (0.9%)
2,500	Ocwen Financial Corp.	138,625	*

Trading Companies & Distributors (1.0%)
1,500	Fastenal Co.	71,265
1,100	United Rentals, Inc.	85,745	*
		157,010
Wireless Telecommunication Services (1.8%)
1,250	Crown Castle International Corp.	91,787	*
2,000	SBA Communications Corp. Class A	179,680	*
		271,467
	Total Common Stocks (Cost $5,988,204)	9,895,529

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (7.5%)
$150,000	U.S. Treasury Notes, 1.75%, due 3/31/14	$150,604
300,000	U.S. Treasury Notes, 2.13%, due 11/30/14	305,320
10,000	U.S. Treasury Notes, 1.25%, due 8/31/15	10,159
580,000	U.S. Treasury Notes, 0.63% , due 7/15/16 - 12/15/16	579,438
80,000	U.S. Treasury Notes, 0.88%, due 9/15/16	80,475
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,135,995)	1,125,996

Mortgage-Backed Securities (9.9%)

Adjustable Mixed Balance (1.0%)
141,589	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.59%, due 5/25/34	139,928	µ
6,763	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.29%, due 6/19/34	6,411	µ
		146,339
Commercial Mortgage-Backed (5.0%)
95,891	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	96,111
7,692	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	7,785	µ
53,436	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.79%, due 6/15/38	58,182	µ
100,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	107,671
50,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	53,351
38,149	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	38,307	ñ
125,679	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	126,046
35,678	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	36,270	ñ
84,669	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	89,220
744	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.31%, due 12/15/44	744	µ
102,860	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	109,646
32,290	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	32,702	ñ
		756,035
Mortgage-Backed Non-Agency (0.7%)
59,076	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	63,143	ñ
34,360	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	36,614	ñ
		99,757
Fannie Mae (1.6%)
116,989	Pass-Through Certificates, 3.00%, due 9/1/27	119,525
72,751	Pass-Through Certificates, 3.50%, due 10/1/25	76,125
43,985	Pass-Through Certificates, 4.50%, due 4/1/39	46,597
		242,247
Freddie Mac (1.6%)
99,377	Pass-Through Certificates, 3.00%, due 1/1/27	101,305
72,222	Pass-Through Certificates, 3.50%, due 5/1/26	75,306
56,799	Pass-Through Certificates, 4.50%, due 11/1/39	60,144
		236,755
	Total Mortgage-Backed Securities (Cost $1,498,267)	1,481,133

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (13.2%)
Auto Manufacturers (0.5%)
$80,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	$80,542
Banks (4.3%)
30,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	31,560
90,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	91,826
35,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	35,376
155,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	157,095
15,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	15,201
110,000	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 1.45%, due 10/30/14	111,031
125,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	126,758
75,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	75,813
		644,660
Beverages (0.8%)
115,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.80%, due 1/15/16	114,914
5,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	5,001	ñ
		119,915
Commercial Services (0.3%)
35,000	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	35,011	ñ
10,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	10,007	ñ
		45,018
Computers (0.3%)
35,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	35,770

Diversified Financial Services (1.7%)
15,000	American Honda Finance Corp., Senior Unsecured Notes, 1.13%, due 10/7/16	15,060
150,000	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	152,747
35,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	35,116	ñ
50,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	50,283
		253,206
Electronics (0.2%)
25,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	24,890

Food (0.2%)
15,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	15,190
20,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	20,029	ñ
		35,219
Healthcare—Services (0.1%)
15,000	Ventas Realty L.P., Guaranteed Notes, 1.55%, due 9/26/16	15,105

Insurance (0.1%)
20,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.95%, due 8/15/16	20,089

Internet (0.2%)
35,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	34,984

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Machinery Construction & Mining (0.2%)
$35,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 11/25/16	$34,794
Media (1.3%)
95,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	97,827
90,000	NBC Universal Media LLC, Guaranteed Notes, 2.10%, due 4/1/14	90,384
10,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	9,955
		198,166
Mining (0.3%)
25,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	25,179
20,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	20,312
		45,491
Oil & Gas (0.5%)
50,000	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	50,631
15,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	15,012
		65,643
Pharmaceuticals (1.5%)
90,000	AbbVie, Inc., Senior Unsecured Notes, 1.20%, due 11/6/15	90,915
30,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	30,435
15,000	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	14,990
10,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, due 11/29/16	9,981
25,000	Mylan, Inc., Guaranteed Notes, 1.80%, due 6/24/16	25,486	ñ
55,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	56,834
		228,641
Pipelines (0.3%)
20,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	20,133
30,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	30,087
		50,220
Retail (0.1%)
10,000	CVS Caremark Corp., Senior Unsecured Notes, 1.20%, due 12/5/16	10,010

Telecommunications (0.3%)
45,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	46,528
	Total Corporate Debt Securities (Cost $1,957,655)	1,988,891

Asset-Backed Securities (3.0%)
175,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.41%, due 5/15/20	174,427	µ
100,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.26%, due 4/24/17	99,934	µ
25,406	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	25,407
5,389	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	5,393
44,071	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	44,075
102,791	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.32%, due 4/25/23	102,506	µ
	Total Asset-Backed Securities (Cost $452,567)	451,742

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Short-Term Investments (1.0%)
156,156	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $156,156)	$156,156
	Total Investments (100.4%) (Cost $11,188,844)	15,099,447	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(55,481)
	Total Net Assets (100.0%)	$15,043,966

See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$9,895,529	$—	$—	$9,895,529
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,125,996	—	1,125,996
Mortgage-Backed Securities^	—	1,481,133	—	1,481,133
Corporate Debt Securities^	—	1,988,891	—	1,988,891
Asset-Backed Securities	—	451,742	—	451,742
Short-Term Investments	—	156,156	—	156,156
Total Investments	$9,895,529	$5,203,918	$—	$15,099,447

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (cont'd)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $11,215,649. Gross unrealized appreciation of investments was $3,931,357 and gross unrealized depreciation of investments was $47,559, resulting in net unrealized appreciation of $3,883,798, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of December 31, 2013, and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2013, these securities amounted to $337,686 or 2.2% of net assets for the Fund.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
BALANCED PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$15,099,447
Foreign currency	9,825
Dividends and interest receivable	18,852
Receivable from Management—net (Note B)	1,921
Prepaid expenses and other assets	7,137
Total Assets	15,137,182

Liabilities
Payable for securities purchased	18,836
Payable for Fund shares redeemed	716
Payable to investment manager (Note B)	6,933
Accrued expenses and other payables	66,731
Total Liabilities	93,216
Net Assets	$15,043,966

Net Assets consist of:
Paid-in capital	$9,997,391
Accumulated net realized gains (losses) on investments	1,135,842
Net unrealized appreciation (depreciation) in value of investments	3,910,733
Net Assets	$15,043,966

Shares Outstanding ($.001 par value; unlimited shares authorized)	1,107,230
Net Asset Value, offering and redemption price per share	$13.59
*Cost of Investments	$11,188,844
Total cost of foreign currency	$9,695

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust
BALANCED PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$45,375
Interest and other income—unaffiliated issuers	72,800
Foreign taxes withheld (Note A)	(128)
Total income	$118,047

Expenses:
Investment management fees (Note B)	81,737
Administration fees (Note B)	44,584
Audit fees	54,885
Custodian and accounting fees	36,505
Insurance expense	562
Legal fees	6,653
Registration and filing fees	19,355
Shareholder reports	15,160
Trustees' fees and expenses	41,991
Miscellaneous	1,611
Total expenses	303,043
Expenses reimbursed by Management (Note B)	(28,041)
Total net expenses	275,002
Net investment income (loss)	$(156,955)

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,229,584
Foreign currency	11
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,438,359
Foreign currency	(668)
Net gain (loss) on investments	2,667,286
Net increase (decrease) in net assets resulting from operations	$2,510,331

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	BALANCED PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(156,955)	$(130,417)
Net realized gain (loss) on investments	1,229,595	1,678,068
Change in net unrealized appreciation (depreciation) of investments	1,437,691	(149,050)
Net increase (decrease) in net assets resulting from operations	2,510,331	1,398,601

From Fund Share Transactions (Note D):
Proceeds from shares sold	199,883	160,693
Payments for shares redeemed	(2,205,141)	(2,313,091)
Net increase (decrease) from Fund share transactions	(2,005,258)	(2,152,398)
Net Increase (Decrease) in Net Assets	505,073	(753,797)

Net Assets:
Beginning of year	14,538,893	15,292,690
End of year	$15,043,966	$14,538,893
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Balanced Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $1,724.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: net operating losses, paydown gains and losses, amortization of bond premium, and foreign currency gains and losses and non-taxable dividend adjustment to income (microchip). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(121,674)	$156,955	$(35,281)

As of December 31, 2013 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$—	$1,162,647	$3,883,928	$—	$5,046,575

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and amortization of bond premiums and open return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $19,493.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$25,078	$28,041

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC, ("NBSH"), which is owned by certain NB Group employees and permitted transferees owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2013 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,081,122	$5,345,106	$2,680,878	$7,061,156

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

	For the Year Ended December 31,
	2013	2012
Shares Sold	16,245	14,219
Shares Redeemed	(176,286)	(204,093)
Total	(160,041)	(189,874)

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$11.47	$10.49	$10.59		$9.00	$7.58
Income From Investment Operations:
Net Investment Income (Loss)‡	(.13)	(.10)	(.08)		(.03)	.05
Net Gains or Losses on Securities (both realized and unrealized)	2.25	1.08	.01		1.72	1.65
Total From Investment Operations	2.12	.98	(.07)		1.69	1.70
Less Distributions From:
Net Investment Income	—	—	(.03)		(.10)	(.28)
Net Asset Value, End of Year	$13.59	$11.47	$10.49		$10.59	$9.00
Total Return††	18.48%@	9.34%@	(.63)%		18.83%	22.47%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$15.0	$14.5	$15.3		$17.6	$16.4
Ratio of Gross Expenses to Average Net Assets#	2.04%	2.02%	1.85%		1.92%	2.04%
Ratio of Net Expenses to Average Net Assets§	1.85%	1.85%	1.85	%Ø	1.85%	1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.06)%	(.86)%	(.76)%		(.37)%	.66%
Portfolio Turnover Rate	51%	55%	52%		58%	85%

See Notes to Financial Highlights

Notes to Financial Highlights Balanced Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  Had the Fund not received class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 9.25%. The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2011
1.83%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities of Balanced Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Balanced Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC

("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares
Annual Report
December 31, 2013
B1015 02/14

Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio Class I generated a 31.85% total return for the fiscal year ended December 31, 2013, lagging its benchmark, the Russell Midcap® Growth Index, which returned 35.74%.

Looking back, 2013's equity market exceeded expectations and provided especially impressive performance given the lack of traditional catalysts, such as strong, accelerating earnings growth, a declining interest rate environment, robust economic indicators or even consistent and substantial cash inflows. So what, then, was the driver of this buoyant market? We believe 2013's substantial, but positive disconnect between price and fundamentals was courtesy of the U.S. Federal Reserve's (the Fed's) highly accommodative monetary policies. While we will not endeavor to complain about the resulting lofty returns, there is no denying that the first half of the year proved trying for active managers as positive differentiation through strong fundamentals and strategic capital expenditures aimed at expanding market share took a clear back seat to lower expectations, slower growth and financial reallocations in the form of share repurchase and dividend programs.

Fortunately, the Fed's midyear introduction and year-end implementation of financial "tapering" served as notice that unlimited liquidity could not provide the basis of an indefinite trade, tilting the market's focus back towards fundamentals. Additionally, as the year progressed the markets continued to be bolstered by strong economic data, broadly decent corporate earnings, lessening fiscal drag and a sliver of cooperation on the U.S. political front. As the hand wringing around tapering evaporated, and with a bare-minimum budget deal finally in place, business and consumer sentiment continued to improve, both of which we believe are critical to building momentum as the U.S. economy continues its apparent transition from recovery to expansion mode.

For the year, the Portfolio was materially overweighted versus the benchmark in Industrials, Telecommunication Services, Information Technology (IT) and Health Care and underweighted in Consumer Discretionary, Materials and Consumer Staples. With respect to industry-level allocation decisions, our underweight to packaged foods, predicated on market capitalization and earnings growth concerns, proved to be a meaningful headwind as that category exceeded expectations during the year, outweighing positive contributions from our avoidance of real estate investment trusts. Drilling down to our holdings, IIlumina was the top contributor to performance, while Rackspace Hosting (which was sold) was the leading detractor. Illumina, a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function, delivered strong results and positive guidance as their science and results were well received by the market. Rackspace, which sells its cloud-related services to small and medium-sized businesses, overestimated client adoption rates for their newest product, OpenStack, and left themselves vulnerable to aggressive pricing from Amazon, causing them to lower their performance outlook.

While we don't anticipate a repeat of 2013's indefatigable market and outsized returns, we also don't believe that we are facing a bubble that is in need of a meaningful and sustained broad correction. In our opinion, global economic health will continue to improve and continued domestic tailwinds, such as lower energy costs and incremental improvements to both housing and labor, will also continue, which should foster a positive environment, leading to an increase in business confidence and capital expenditures to help feed economic expansion and initiate an upward inflection point for GDP growth. Furthermore, we believe valuations remain generally reasonable and even attractive for various mid cap segments. As a result, we remain cautiously optimistic and anticipate that 2014 will be a constructive environment for mid cap growth stocks, but a year more closely tied to underlying fundamentals, growth rates and a company's ability to provide positive individual results.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Growth Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	22.5%
Consumer Staples	4.6
Energy	5.3
Financials	7.5
Health Care	16.4
Industrials	17.8
Information Technology	20.0
Materials	2.0
Telecommunication Services	2.3
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 12/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
Growth Portfolio Class I	09/10/1984	31.85%	20.46%	10.22%	9.57%
Russell Midcap® Growth Index1,2		35.74%	23.37%	9.77%	N/A
Russell Midcap® Index1,2		34.76%	22.36%	10.22%	12.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.55% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Portfolio's commencement of operations.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
Class I	$1,000.00	$1,183.80	$10.18
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.88	$9.40

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Growth Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (99.1%)

Aerospace & Defense (2.1%)
1,550	BE Aerospace, Inc.	$134,897	*
900	DigitalGlobe, Inc.	37,035	*
		171,932
Airlines (0.4%)
500	Alaska Air Group, Inc.	36,685

Auto Components (0.6%)
900	BorgWarner, Inc.	50,319

Beverages (1.0%)
1,200	Beam, Inc.	81,672

Biotechnology (3.9%)
750	Alexion Pharmaceuticals, Inc.	99,795	*
1,000	BioMarin Pharmaceutical, Inc.	70,270	*
750	Cubist Pharmaceuticals, Inc.	51,653	*
1,250	Incyte Corp. Ltd.	63,287	*
1,200	NPS Pharmaceuticals, Inc.	36,432	*
		321,437
Building Products (1.1%)
2,000	Fortune Brands Home & Security, Inc.	91,400

Capital Markets (2.3%)
650	Affiliated Managers Group, Inc.	140,972	*
950	Raymond James Financial, Inc.	49,580
		190,552
Chemicals (0.9%)
650	Airgas, Inc.	72,703

Commercial Banks (0.7%)
550	SVB Financial Group	57,673	*

Commercial Services & Supplies (1.5%)
1,100	Stericycle, Inc.	127,787	*

Computers & Peripherals (0.5%)
600	SanDisk Corp.	42,324

Consumer Finance (0.8%)
1,300	Portfolio Recovery Associates, Inc.	68,692	*

Containers & Packaging (1.1%)
1,500	Packaging Corp. of America	94,920
Distributors (1.0%)
2,500	LKQ Corp.	82,250	*

Diversified Financial Services (1.6%)
600	IntercontinentalExchange Group, Inc.	134,952

Electrical Equipment (3.5%)
2,350	AMETEK, Inc.	123,774
1,100	Generac Holdings, Inc.	62,304
750	Roper Industries, Inc.	104,010
		290,088
Electronic Equipment, Instruments & Components (3.2%)
750	Amphenol Corp. Class A	66,885
2,250	CDW Corp.	52,560
650	IPG Photonics Corp.	50,446	*
2,800	Trimble Navigation Ltd.	97,160	*
		267,051
Energy Equipment & Services (1.7%)
250	Core Laboratories NV	47,737
350	Dril-Quip, Inc.	38,476	*
700	Oceaneering International, Inc.	55,216
		141,429
Food & Staples Retailing (2.2%)
750	PriceSmart, Inc.	86,655
1,700	Whole Foods Market, Inc.	98,311
		184,966
Food Products (0.6%)
2,250	WhiteWave Foods Co. Class A	51,615	*

Health Care Equipment & Supplies (0.7%)
500	West Pharmaceutical Services, Inc.	24,530
1,100	Wright Medical Group, Inc.	33,781	*
		58,311
Health Care Providers & Services (2.3%)
600	Acadia Healthcare Co., Inc.	28,398	*
2,000	Envision Healthcare Holdings, Inc.	71,040	*
1,250	Premier, Inc. Class A	45,950	*
950	Team Health Holdings, Inc.	43,273	*
		188,661
Health Care Technology (1.5%)
2,250	Cerner Corp.	125,415	*

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (2.7%)
600	Buffalo Wild Wings, Inc.	$88,320	*
2,250	MGM Resorts International	52,920	*
1,000	Starwood Hotels & Resorts Worldwide, Inc.	79,450
		220,690
Household Products (0.8%)
950	Church & Dwight Co., Inc.	62,966

Internet & Catalog Retail (0.4%)
750	HomeAway, Inc.	30,660	*

Internet Software & Services (0.8%)
750	AOL, Inc.	34,965	*
1,200	Pandora Media, Inc.	31,920	*
		66,885
IT Services (2.4%)
550	Alliance Data Systems Corp.	144,611	*
450	FleetCor Technologies, Inc.	52,727	*
		197,338
Life Sciences Tools & Services (2.5%)
500	Agilent Technologies, Inc.	28,595
1,250	Illumina, Inc.	138,275	*
1,000	PAREXEL International Corp.	45,180	*
		212,050
Machinery (1.0%)
950	Pall Corp.	81,083

Media (2.1%)
1,550	AMC Networks, Inc. Class A	105,571	*
750	Discovery Communications, Inc. Class A	67,815	*
		173,386
Multiline Retail (1.4%)
1,500	Dollar Tree, Inc.	84,630	*
2,000	Tuesday Morning Corp.	31,920	*
		116,550
Oil, Gas & Consumable Fuels (3.7%)
350	Antero Resources Corp.	22,204	*
2,600	Cabot Oil & Gas Corp.	100,776
600	Concho Resources, Inc.	64,800	*
800	Gulfport Energy Corp.	50,520	*
1,400	Oasis Petroleum, Inc.	65,758	*
		304,058
Pharmaceuticals (5.6%)
600	Actavis PLC	100,800	*
2,250	Akorn, Inc.	55,417	*
1,400	Impax Laboratories, Inc.	35,196	*
500	Jazz Pharmaceuticals PLC	63,280	*
1,500	Medicines Co.	57,930	*
1,500	Mylan, Inc.	65,100	*
550	Perrigo Co. PLC	84,403
		462,126
Professional Services (3.6%)
1,000	Advisory Board Co.	63,670	*
850	Towers Watson & Co. Class A	108,468
1,900	Verisk Analytics, Inc. Class A	124,868	*
		297,006
Real Estate Management & Development (0.8%)
650	Jones Lang LaSalle, Inc.	66,554

Road & Rail (3.1%)
2,500	Hertz Global Holdings, Inc.	71,550	*
1,400	J.B. Hunt Transport Services, Inc.	108,220
600	Kansas City Southern	74,298
		254,068
Semiconductors & Semiconductor Equipment (3.9%)
2,350	Avago Technologies Ltd.	124,291
700	Lam Research Corp.	38,115	*
1,650	Microchip Technology, Inc.	73,838
1,150	Monolithic Power Systems, Inc.	39,859	*
1,000	NXP Semiconductors	45,930	*
		322,033
Software (9.3%)
1,350	ANSYS, Inc.	117,720	*
2,350	Aspen Technology, Inc.	98,230	*
1,300	Citrix Systems, Inc.	82,225	*
600	Concur Technologies, Inc.	61,908	*
1,750	Electronic Arts, Inc.	40,145	*
2,000	Informatica Corp.	83,000	*
450	NetSuite, Inc.	46,359	*
1,000	Salesforce.com, Inc.	55,190	*
1,150	Splunk, Inc.	78,970	*
950	Synopsys, Inc.	38,542	*
450	Ultimate Software Group, Inc.	68,949	*
		771,238
Specialty Retail (9.6%)
400	Advance Auto Parts, Inc.	44,272
700	Cabela's, Inc.	46,662	*
1,400	Dick's Sporting Goods, Inc.	81,340
1,900	DSW, Inc. Class A	81,187
1,500	GameStop Corp. Class A	73,890
750	O'Reilly Automotive, Inc.	96,532	*
1,150	Ross Stores, Inc.	86,170

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
1,700	Tractor Supply Co.	$131,886
450	Ulta Salon Cosmetics & Fragrance, Inc.	43,434	*
1,000	Urban Outfitters, Inc.	37,100	*
1,300	Williams-Sonoma, Inc.	75,764
		798,237
Textiles, Apparel & Luxury Goods (4.9%)
2,800	Fifth & Pacific Cos., Inc.	89,796	*
1,300	Hanesbrands, Inc.	91,351
750	Michael Kors Holdings Ltd.	60,892	*
650	PVH Corp.	88,413
850	Under Armour, Inc. Class A	74,205	*
		404,657
Thrifts & Mortgage Finance (1.3%)
2,000	Ocwen Financial Corp.	110,900	*

Trading Companies & Distributors (1.6%)
1,250	Fastenal Co.	59,388
1,000	United Rentals, Inc.	77,950	*
		137,338
Wireless Telecommunication Services (2.4%)
950	Crown Castle International Corp.	69,758	*
1,400	SBA Communications Corp. Class A	125,776	*
		195,534
	Total Common Stocks (Cost $4,830,215)	8,218,191
Short-Term Investments (1.6%)
135,520	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $135,520)	135,520
	Total Investments (100.7%) (Cost $4,965,735)	8,353,711	##
	Liabilities, less cash, receivables and other assets [(0.7%)]	(62,034)
	Total Net Assets (100.0%)	$8,291,677

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

8

Notes to Schedule of Investments Growth Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,218,191	$—	$—	$8,218,191
Short-Term Investments	—	135,520	—	135,520
Total Investments	$8,218,191	$135,520	$—	$8,353,711

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $4,966,082. Gross unrealized appreciation of investments was $3,396,656 and gross unrealized depreciation of investments was $9,027, resulting in net unrealized appreciation of $3,387,629, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
GROWTH PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$8,353,711
Dividends and interest receivable	1,278
Receivable for Fund shares sold	3
Receivable from Management—net (Note B)	776
Prepaid expenses and other assets	4,803
Total Assets	8,360,571
Liabilities
Payable for securities purchased	12,476
Payable for Fund shares redeemed	1,196
Payable to investment manager (Note B)	3,774
Accrued expenses and other payables	51,448
Total Liabilities	68,894
Net Assets	$8,291,677
Net Assets consist of:
Paid-in capital	$8,260,406
Accumulated net realized gains (losses) on investments	(3,356,705)
Net unrealized appreciation (depreciation) in value of investments	3,387,976
Net Assets	$8,291,677
Shares Outstanding ($.001 par value; unlimited shares authorized)	300,697
Net Asset Value, offering and redemption price per share	$27.57
*Cost of Investments	$4,965,735

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust
GROWTH PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$37,772
Interest and other income—unaffiliated issuers	148
Foreign taxes withheld (Note A)	(118)
Total income	$37,802

Expenses:
Investment management fees (Note B)	42,322
Administration fees (Note B)	23,085
Audit fees	44,835
Custodian and accounting fees	14,867
Insurance expense	268
Legal fees	3,423
Shareholder reports	13,882
Trustees' fees and expenses	41,990
Miscellaneous	786
Total expenses	185,458

Expenses reimbursed by Management (Note B)	(43,009)
Total net expenses	142,449
Net investment income (loss)	$(104,647)

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,251,622
Foreign currency	8
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	989,013
Net gain (loss) on investments	2,240,643
Net increase (decrease) in net assets resulting from operations	$2,135,996

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	GROWTH PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(104,647)	$(87,585)
Net realized gain (loss) on investments	1,251,630	976,570
Change in net unrealized appreciation (depreciation) of investments	989,013	15,446
Net increase (decrease) in net assets resulting from operations	2,135,996	904,431

From Fund Share Transactions (Note D):
Proceeds from shares sold	218,899	262,265
Payments for shares redeemed	(1,322,656)	(1,208,110)
Net increase (decrease) from Fund share transactions	(1,103,757)	(945,845)

Net Increase (Decrease) in Net Assets	1,032,239	(41,414)

Net Assets:
Beginning of year	7,259,438	7,300,852
End of year	$8,291,677	$7,259,438
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

12

Notes to Financial Statements Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $5,835.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

13

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010–2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to net operating losses, foreign currency gains and losses, the expiration of capital loss carryforwards not able to be used due to limitations and non-taxable dividend adjustment. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(4,803,864)	$104,647	$4,699,217

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$3,387,629	$(3,356,358)	$—	$31,271

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, capital loss carryforwards and open return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$3,356,358

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $1,246,807. During the year ended December 31, 2013, the Fund had capital loss carryforwards expire of $4,697,224.

14

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations)

15

("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$53,512	$52,518	$43,009

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $3,510,114 and $4,803,232, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

	For the Year Ended December 31,
	2013	2012
Shares Sold	9,348	12,864
Shares Redeemed	(55,897)	(58,812)
Total	(46,549)	(45,948)

16

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$20.91	$18.57	$18.61	$14.20	$10.87
Income From Investment Operations:
Net Investment Income (Loss)‡	(.33)	(.24)	(.26)	(.21)	(.05)
Net Gains or Losses on Securities (both realized and unrealized)	6.99	2.58	.22	4.62	3.38
Total From Investment Operations	6.66	2.34	(.04)	4.41	3.33
Net Asset Value, End of Year	$27.57	$20.91	$18.57	$18.61	$14.20
Total Return††	31.85%@	12.60%@	(.21)%	31.06%@	30.63%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$8.3	$7.3	$7.3	$8.5	$7.5
Ratio of Gross Expenses to Average Net Assets#	2.41%	2.55%	2.52%	2.64%	1.27%
Ratio of Net Expenses to Average Net Assets§	1.85%	1.85%	1.85%	1.85%	1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.36)%	(1.17)%	(1.38)%	(1.33)%	(.49)%
Portfolio Turnover Rate	46%	35%	33%	49%	68%

See Notes to Financial Highlights

18

Notes to Financial Highlights Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  Had the Fund not received class action proceeds, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%. Had the Fund not received class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 11.63%. Had the Fund not received the class action proceeds as listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2013 would have been 31.76%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

20

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

25

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

27

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Growth Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of

28

investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by

29

Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

30

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2013
B1016 02/14

Guardian Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio Class I generated a total return of 38.81% for the fiscal year ended December 31, 2013, outperforming its benchmark, the S&P 500 Index, which advanced 32.39%. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

During 2013, the market benefited from a sharp reduction in policy uncertainty. In our view, the resolution of the fiscal cliff lowered equity risk premiums, paving the way for a more positive market environment.

With clarity on fiscal policy, we believe businesses were in a better position to plan for the future, resulting in increased mergers-and-acquisitions activity, share buybacks and dividend payouts, which served to buoy valuations while potentially supporting future earnings growth. Against this more constructive backdrop, housing, employment and consumer spending gained momentum throughout 2013. We also saw benefits within the market—and anticipate more to follow—from the North American energy renaissance. While energy-related companies are obvious early beneficiaries, we believe lower local energy costs are also helping U.S. manufacturers, and help make the U.S. more attractive for establishing new manufacturing operations here.

We're pleased with the Portfolio's 2013 performance. Our outperformance was primarily due to stock selection—what we believe we excel at, and where we believe we can add the most value over time. Strong results were broad-based, with the Portfolio outperforming in seven of the nine sectors where we had investments.

For the past several years, we've invested in businesses we believed were positioned to deliver advantaged growth within a slower economy—and these businesses have delivered. We focused on companies we believed could grow faster than their peers and GDP, with pricing power and, often, leverage to improving conditions, capitalizing on market volatility to buy them at compelling valuations. In 2013, after the fiscal cliff crisis eased, we began to see the relative performance of our stocks catch up to the absolute performance of their underlying businesses as investors largely recognized the companies' advantaged results.

For 2013, Financials contributed the most to our relative performance, led by IntercontinentalExchange Group, a financial exchange investment. Information Technology was another standout sector, with Texas Instruments, a longer-term holding, leading the way. Consumer Discretionary holdings also outperformed, with leaders Newell Rubbermaid, BorgWarner and Polaris Industries benefitting from improving housing/construction and automotive markets.

Consumer Staples provided our weakest relative performance, while the Portfolio also underperformed in Health Care, a sector we underweighted, relative to the benchmark, on payer concerns as governments wrestle with debt.

While many external risks remain, we believe we enter 2014 with much less of a fiscal headwind than in 2013. With reasonable clarity from Washington, we anticipate seeing ongoing improvements in business and consumer spending, in housing and auto sales and in non-residential construction. We also believe the energy renaissance will continue to benefit U.S. manufacturing.

Thus, although 2013 was an outstanding year for equities, in our view, valuations overall aren't overextended, particularly as we think both earnings and GDP growth could be better than consensus estimates. While certain stocks may appear expensive for a 2% growth world, in our view, they look reasonable against a 2.5% growth world, and perhaps inexpensive against a 3% growth world. The incremental margins associated with growth could drive meaningfully higher earnings.

1

We believe the Portfolio is well positioned for such an eventuality and we look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Guardian Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	14.0%
Consumer Staples	12.6
Energy	6.6
Financials	20.5
Health Care	7.8
Industrials	13.1
Information Technology	18.3
Materials	5.1
Telecommunication Services	1.3
Short-Term Investments	0.7
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 12/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	38.81%	18.58%	8.44%	7.97%
Guardian Portfolio Class S2	08/02/2002	38.60%	18.43%	8.24%	7.82%
S&P 500 Index1,3		32.39%	17.94%	7.41%	6.37%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.11% and 1.36% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13	Expense Ratio
Class I	$1,000.00	$1,191.30	$6.13	1.11%
Class S	$1,000.00	$1,190.10	$6.90	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.61	$5.65	1.11%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Guardian Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.5%)

Auto Components (2.1%)
35,719	BorgWarner, Inc.	$1,997,049

Beverages (7.1%)
42,833	Anheuser-Busch InBev NV ADR	4,560,001
52,724	Coca-Cola Co.	2,178,029
		6,738,030
Capital Markets (2.3%)
49,268	Lazard Ltd. Class A	2,232,826

Chemicals (1.0%)
8,979	Ecolab, Inc.	936,240

Commercial Banks (2.0%)
47,686	U.S. Bancorp	1,926,514

Consumer Finance (5.1%)
53,452	American Express Co.	4,849,700

Diversified Financial Services (8.0%)
34,398	Berkshire Hathaway, Inc. Class B	4,078,227	*
15,650	IntercontinentalExchange Group, Inc.	3,519,998
		7,598,225
Diversified Telecommunication Services (1.3%)
40,735	tw telecom, inc.	1,241,196	*

Electronic Equipment, Instruments & Components (1.5%)
45,245	National Instruments Corp.	1,448,745

Energy Equipment & Services (3.2%)
33,528	Schlumberger Ltd.	3,021,208

Food & Staples Retailing (2.0%)
15,595	Costco Wholesale Corp.	1,855,961

Food Products (1.0%)
13,548	McCormick & Co., Inc.	933,728

Health Care Equipment & Supplies (4.9%)
50,453	Abbott Laboratories	1,933,864
39,842	Covidien PLC	2,713,240
		4,647,104
Household Durables (5.1%)
151,119	Newell Rubbermaid, Inc.	4,897,767

Household Products (2.6%)
30,600	Procter & Gamble Co.	2,491,146

Industrial Conglomerates (8.2%)
24,916	3M Co.	3,494,469
55,562	Danaher Corp.	4,289,386
		7,783,855
Industrial Gases (2.0%)
14,811	Praxair, Inc.	1,925,874

Insurance (3.1%)
107,383	Progressive Corp.	2,928,334

Internet Software & Services (3.0%)
26,749	eBay, Inc.	1,468,253	*
1,279	Google, Inc. Class A	1,433,388	*
		2,901,641
IT Services (1.5%)
1,750	MasterCard, Inc. Class A	1,462,055

Leisure Equipment & Products (3.0%)
19,897	Polaris Industries, Inc.	2,897,799

Machinery (1.5%)
16,674	Pall Corp.	1,423,126

Media (1.5%)
16,883	Scripps Networks Interactive, Inc. Class A	1,458,860

Metals & Mining (2.1%)
37,420	Nucor Corp.	1,997,480

Oil, Gas & Consumable Fuels (3.4%)
150,750	BG Group PLC	3,239,007

Pharmaceuticals (2.9%)
9,857	Roche Holding AG	2,761,204

Road & Rail (2.0%)
24,348	J.B. Hunt Transport Services, Inc.	1,882,100

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Semiconductors & Semiconductor Equipment (8.7%)
43,420	Altera Corp.	$1,412,453
44,033	Microchip Technology, Inc.	1,970,477
111,651	Texas Instruments, Inc.	4,902,595
		8,285,525
Software (3.6%)
44,520	Intuit, Inc.	3,397,766

Specialty Retail (2.3%)
33,900	TJX Cos., Inc.	2,160,447

Trading Companies & Distributors (1.5%)
5,451	W.W. Grainger, Inc.	1,392,294
	Total Common Stocks (Cost $59,685,369)	94,712,806

Short-Term Investments (0.7%)
673,216	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $673,216)	673,216
	Total Investments (100.2%) (Cost $60,358,585)	95,386,022	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(217,558)
	Total Net Assets (100.0%)	$95,168,464

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Guardian Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in

See Notes to Financial Statements

8

Notes to Schedule of Investments Guardian Portfolio (cont'd)

determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$—	$2,761,204	$—	$2,761,204
Other Common Stocks^	91,951,602	—	—	91,951,602
Total Common Stocks	91,951,602	2,761,204	—	94,712,806
Short-Term Investments	—	673,216	—	673,216
Total Investments	$91,951,602	$3,434,420	$—	$95,386,022

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ending December 31, 2013, certain securities were transferred from one level to another based on beginning of period market values as of December 31, 2012. $2,699,858 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of December 31, 2013. These securities had been categorized as Level 2 as of December 31, 2012, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $60,671,155. Gross unrealized appreciation of investments was $34,714,867 and gross unrealized depreciation of investments was $0, resulting in net unrealized appreciation of $34,714,867, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
GUARDIAN PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$95,386,022
Dividends and interest receivable	86,604
Receivable for Fund shares sold	921
Prepaid expenses and other assets	1,484
Total Assets	95,475,031

Liabilities
Payable for Fund shares redeemed	144,571
Payable to investment manager (Note B)	43,730
Payable to administrator—net (Note B)	35,429
Accrued expenses and other payables	82,837
Total Liabilities	306,567
Net Assets	$95,168,464

Net Assets consist of:
Paid-in capital	$47,067,621
Undistributed net investment income (loss)	235,166
Accumulated net realized gains (losses) on investments	12,836,802
Net unrealized appreciation (depreciation) in value of investments	35,028,875
Net Assets	$95,168,464
Net Assets
Class I	$15,267,356
Class S	79,901,108
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	572,054
Class S	3,011,549
Net Asset Value, offering and redemption price per share
Class I	$26.69
Class S	26.53
*Cost of Investments	$60,358,585

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust
GUARDIAN PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,390,926
Interest and other income—unaffiliated issuers	206
Foreign taxes withheld (Note A)	(32,923)
Total income	$1,358,209

Expenses:
Investment management fees (Note B)	495,340
Administration fees (Note B):
Class I	39,956
Class S	230,229
Distribution fees (Note B):
Class S	191,858
Audit fees	44,835
Custodian and accounting fees	51,808
Insurance expense	3,248
Legal fees	40,064
Shareholder reports	49,907
Trustees' fees and expenses	41,990
Miscellaneous	3,964
Total expenses	1,193,199
Expenses reimbursed by Management (Note B)	(85,743)
Total net expenses	1,107,456
Net investment income (loss)	$250,753

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,150,703
Foreign currency	(3,969)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,748,654
Foreign currency	1,542
Net gain (loss) on investments	28,896,930
Net increase (decrease) in net assets resulting from operations	$29,147,683

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	GUARDIAN PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$250,753	$630,841
Net realized gain (loss) on investments	13,146,734	5,168,085
Change in net unrealized appreciation (depreciation) of investments	15,750,196	4,146,919
Net increase (decrease) in net assets resulting from operations	29,147,683	9,945,845

Distributions to Shareholders From (Note A):
Net investment income:
Class I	(108,863)	(37,016)
Class S	(520,283)	(107,574)
Net realized gain on investments:
Class I	(691,120)	(105,988)
Class S	(3,918,742)	(559,383)
Total distributions to shareholders	(5,239,008)	(809,961)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,007,150	1,129,616
Class S	2,663,130	704,487
Proceeds from reinvestment of dividends and distributions:
Class I	799,983	143,004
Class S	4,439,025	666,957
Payments for shares redeemed:
Class I	(7,359,729)	(4,639,775)
Class S	(16,531,715)	(7,558,188)
Net increase (decrease) from Fund share transactions	(10,982,156)	(9,553,899)
Net Increase (Decrease) in Net Assets	12,926,519	(418,015)

Net Assets:
Beginning of year	82,241,945	82,659,960
End of year	$95,168,464	$82,241,945
Undistributed net investment income (loss) at end of year	$235,166	$629,451

See Notes to Financial Statements

12

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $4,072.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

13

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010-2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses and non-taxable dividend adjustment to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1)	$(15,892)	$15,893

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Gains		Total
2013	2012	2013	2012	2013	2012
$629,146	$144,590	$4,609,862	$665,371	$5,239,008	$809,961

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$2,153,572	$11,230,966	$34,716,305	$—	$48,100,843

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, partnership basis adjustments and open return of capital basis adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment

14

company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual

15

distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares, of interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—
Class S	1.25%	12/31/16	96,517	77,887	85,743

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $27,378,461 and $42,879,248, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

For the Year Ended December 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	208,133	32,506	(319,884)	(79,245)
Class S	113,384	181,407	(682,074)	(387,283)

For the year ended December 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	56,872	7,013	(237,405)	(173,520)
Class S	35,969	32,871	(384,003)	(315,163)

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

17

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

18

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$20.40	$18.29	$18.94	$15.98	$12.45
Income From Investment Operations:
Net Investment Income (Loss)‡	.09	.17	.05	.08	.05
Net Gains or Losses on Securities (both realized and unrealized)	7.70	2.16	(.61)	2.95	3.64
Total From Investment Operations	7.79	2.33	(.56)	3.03	3.69
Less Distributions From:
Net Investment Income	(.20)	(.06)	(.09)	(.07)	(.16)
Net Capital Gains	(1.30)	(.16)	—	—	—
Total Distributions	(1.50)	(.22)	(.09)	(.07)	(.16)
Net Asset Value, End of Year	$26.69	$20.40	$18.29	$18.94	$15.98
Total Return††	38.81%@	12.73%	(2.94)%	19.01%	29.69%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$15.3	$13.3	$15.1	$15.3	$13.7
Ratio of Gross Expenses to Average Net Assets	1.11%	1.11%	1.13%	1.13%	1.10%
Ratio of Net Expenses to Average Net Assets§	1.11%	1.11%	1.13%	1.13%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	.38%	.87%	.26%	.50%	.39%
Portfolio Turnover Rate	31%	32%	27%	35%	30%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$20.29	$18.19	$18.84	$15.89	$12.38
Income From Investment Operations:
Net Investment Income (Loss)‡	.06	.14	.03	.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	7.65	2.15	(.61)	2.94	3.63
Total From Investment Operations	7.71	2.29	(.58)	3.00	3.65
Less Distributions From:
Net Investment Income	(.17)	(.03)	(.07)	(.05)	(.14)
Net Capital Gains	(1.30)	(.16)	—	—	—
Total Distributions	(1.47)	(.19)	(.07)	(.05)	(.14)
Net Asset Value, End of Year	$26.53	$20.29	$18.19	$18.84	$15.89
Total Return††	38.60%@	12.60%	(3.08)%	18.94%	29.50%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$79.9	$69.0	$67.6	$77.0	$71.6
Ratio of Gross Expenses to Average Net Assets#	1.36%	1.36%	1.38%	1.38%	1.38%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	.26%	.73%	.16%	.37%	.16%
Portfolio Turnover Rate	31%	32%	27%	35%	30%

See Notes to Financial Highlights

20

Notes to Financial Highlights Guardian Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

22

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President—Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

99.99% of the dividends earned during the fiscal year ended December 31, 2013 qualifies for the dividend received deduction for corporate shareholders.

The Fund hereby designates $4,609,862 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Guardian Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation

30

of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's

31

management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares
Annual Report
December 31, 2013
F0509 02/14

International Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) International Equity Portfolio Class S generated a 17.83% total return for the fiscal year ended December 31, 2013, underperforming the 23.29% return of its benchmark, the MSCI EAFE® Index.

In our view, advances in international equity markets during 2013 were significantly driven by central bank policy and a reduction in perceived risk. Economically challenged parts of the eurozone, including Greece, Ireland and Spain, saw the biggest gains as economic conditions stabilized and sentiment improved, while an initial positive response to "Abenomics" fostered an improvement in Japan. However, slower growth in China and other emerging markets negatively impacted Canada and Australia—commodity export-oriented economies driven by developing world demand. Our strategy of focusing on high profitability operators—many of which have global exposure including the slowing emerging markets—lagged the index, as weaker businesses outperformed.

During the reporting period, the Portfolio added most value within Consumer Staples and Industrials, and by avoiding Utilities, a relatively weak sector for the year. Energy and Consumer Discretionary holdings underperformed, and our overweight to Materials was a disadvantage. By country, our underweight to Australia was beneficial, as were holdings in Germany and Israel. Opportunistic Canadian, Korean and Chinese allocations were relative detractors.

Among individual holdings, Continental, PIGEON and Roche were the year's top contributors. Continental, the German tire firm, benefited with increasing auto sales. Japanese baby and childcare products firm Pigeon saw its stock advance on successful expansion in China and other parts of Asia, and Roche, the Swiss-based global pharmaceuticals company, outperformed on the basis of its leading oncology franchise. Canadian mining firms New Gold and Silver Wheaton were the largest detractors, declining with commodity prices, followed by Petrofac, a UK-listed oil services firm, that announced a larger-than-expected investment in offshore services, a relatively risky area of the oil services business. We sold the Petrofac position.

Looking ahead, we believe the macro environment in developed international markets will incrementally strengthen but remain lackluster, with Europe registering minimally positive GDP figures and Japan struggling to maintain 2013 momentum. Within such a backdrop, we believe that paying close attention to individual company fundamentals will be key to generating outperformance.

Much of the past year's price appreciation was driven not by significant earnings improvements, but rather by expansion of price multiples, with the forward price/earnings ratio of the MSCI EAFE Index rising from 13.1 at year-end 2012 to its recent 15.2. With higher investor expectations, the market could be more vulnerable to disappointing news from companies or policymakers.

We therefore remain focused on companies we believe can execute well in a low growth environment, with strong track records in tough economic times, solid balance sheets and steady cash flows. We also believe companies with unique product offerings should maintain pricing power and the ability to generate free cash flows. Further, we believe niche operators may have advantages over conglomerates, especially in segments such as industrials, manufacturing, branded consumer goods, health care and technology.

We are seeking opportunities to own companies with these characteristics at valuations that offer potential upside, even against conservative expectations, while at the same time, avoiding areas of concern: for example, companies that would struggle without government support, operate with a thin capital base, or face declining revenues for structural or demographic reasons.

1

Despite the recent strength in international markets, we continue to see what we believe are excellent bottom-up opportunities in select areas. In our view, businesses with proven management teams and execution strategies, value-added services addressing niche markets and managed with an emphasis on cash flows, have attractive outperformance potential.

Sincerely,
BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

International Equity Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.6%
Consumer Staples	12.1
Energy	3.0
Financials	15.5
Health Care	9.7
Industrials	22.3
Information Technology	8.4
Materials	11.0
Telecommunication Services	3.4
Short-Term Investments	2.0
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 12/31/2013
	Date	1 Year	5 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	17.83%	14.97%	5.65%
MSCI EAFE® Index1,2		23.29%	12.96%	6.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.55% for Class S shares (before expense reimbursements and/or fee waivers, if any). This expense ratio was 1.51% after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Portfolio's commencement of operations.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of November 27, 2013, the MSCI EAFE Index consisted of the following 21, developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
Class S	$1,000.00	$1,158.50	$8.16
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.64	$7.63

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Equity Portfoliob

NUMBER OF SHARES		VALUE†
Common Stocks (98.0%)

Australia (1.3%)
21,790	Brambles Ltd.	$178,025
12,590	Iluka Resources Ltd.	97,015
4,358	Recall Holdings Ltd.	15,798	*
		290,838
Austria (1.1%)
3,945	Andritz AG	247,229

Belgium (0.9%)
3,550	Colruyt SA	198,182

Brazil (0.7%)
17,450	SLC Agricola SA	150,887

Canada (7.7%)
1,565	Agrium, Inc.	143,166
1,590	Alimentation Couche- Tard, Inc. Class B	119,566
11,625	ATS Automation Tooling Systems, Inc.	148,835	*
3,842	Cenovus Energy, Inc.	109,952
9,062	Corus Entertainment, Inc., B Shares	219,416
1,870	Dollarama, Inc.	155,286
2,605	Home Capital Group, Inc.	198,468
3,268	MacDonald, Dettwiler & Associates Ltd.	253,195
21,105	New Gold, Inc.	110,467	*
2,500	ShawCor Ltd.	99,977
6,875	Silver Wheaton Corp.	138,827
		1,697,155
China (1.8%)
5,365	China Mobile Ltd. ADR	280,536
73,000	PICC Property & Casualty Co. Ltd., H Shares	108,262
		388,798
Denmark (1.9%)
9,205	Sydbank A/S	244,759	*
1,857	Tryg A/S	179,572
		424,331
France (9.0%)
2,365	Arkema SA	$275,867
8,728	Eutelsat Communications SA	272,141
1,215	Pernod-Ricard SA	138,415
2,428	Publicis Groupe SA	222,157
13,747	Rexel SA	360,741
3,015	Sanofi	319,873
3,836	Sodexo	388,612
		1,977,806
Germany (12.0%)
1,745	Bayer AG	245,016
1,830	Brenntag AG	339,640
1,640	Continental AG	360,290
3,556	Deutsche Boerse AG	294,700
3,588	Gerresheimer AG	251,393
2,100	Henkel AG & Co. KGaA, Preference Shares	244,092
1,471	Linde AG	308,007
3,035	SAP AG ADR	264,470
1,192	Volkswagen AG, Preference Shares	335,451
		2,643,059
Ireland (0.6%)
2,470	DCC PLC	121,438

Israel (2.7%)
154,490	Bezeq Israeli Telecommunication Corp. Ltd.	261,859
5,155	Check Point Software Technologies Ltd.	332,600	*
		594,459
Japan (15.2%)
1,800	FANUC Corp.	329,833
17,600	KANSAI PAINT Co. Ltd.	260,268
49	Kenedix Realty Investment Corp.	232,562
900	KEYENCE Corp.	385,367
5,900	Nihon Kohden Corp.	205,914
4,000	PIGEON Corp.	193,998
3,100	Pola Orbis Holdings, Inc.	110,702
4,050	Sanrio Co. Ltd.	170,534
1,100	SMC Corp.	277,627
2,200	SOFTBANK Corp.	193,052
4,500	SUGI HOLDINGS Co. Ltd.	182,812
7,300	Sundrug Co. Ltd.	326,078
6,300	TOYOTA MOTOR Corp.	384,143
11,000	Wacom Co. Ltd.	77,346
		3,330,236

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Korea (1.6%)
520	Samsung Electronics Co. Ltd. GDR	$339,560

Netherlands (5.9%)
3,460	Akzo Nobel NV	268,174
2,225	ASML Holding NV	208,266
14,780	Koninklijke Ahold NV	265,344
4,908	Nutreco NV	243,812
7,816	Unilever NV	314,778
		1,300,374
Nigeria (0.8%)
61,600	Afren PLC	172,595	*

Norway (2.5%)
17,331	DNB ASA	311,059
69,765	Norwegian Property ASA	83,622
20,769	ProSafe SE	160,677
		555,358
Russia (0.8%)
14,030	Sberbank of Russia ADR	176,497

Singapore (1.7%)
3,925	Jardine Matheson Holdings Ltd.	205,317
9,200	United Overseas Bank Ltd.	154,846
		360,163
Sweden (2.6%)
6,042	Elekta AB, B Shares	92,462
19,905	Nordea Bank AB	268,375
17,410	Telefonaktiebolaget LM Ericsson, B Shares	212,567
		573,404
Switzerland (13.4%)
971	Bucher Industries AG	282,162
229	Givaudan SA	327,599	*
3,235	Julius Baer Group Ltd.	155,461	*
360	Kaba Holding AG	174,890	*
4,027	Novartis AG	322,761
810	Partners Group Holding AG	215,799
1,556	Roche Holding AG	435,876
137	SGS SA	315,409
98	Sika AG	349,218
1,395	Sulzer AG	225,406
7,530	UBS AG	144,179	*
		2,948,760
United Kingdom (12.1%)
39,016	Amlin PLC	296,489
3,060	Aon PLC	256,703
12,965	Bunzl PLC	311,306
16,805	Diploma PLC	187,841
12,030	ICAP PLC	89,964
61,925	Mitie Group PLC	325,990
17,439	Reed Elsevier PLC	259,614
46,950	RPS Group PLC	260,996
3,145	SABMiller PLC	161,499
13,090	Synergy Health PLC	260,767
4,092	Travis Perkins PLC	126,849
7,908	Tullow Oil PLC	111,964
		2,649,982
United States (1.7%)
4,925	Nielsen Holdings NV	226,008
6,975	Taminco Corp.	140,965	*
		366,973
	Total Common Stocks (Cost $16,601,217)	21,508,084
Short-Term Investments (2.0%)
436,598	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $436,598)	436,598
	Total Investments (100.0%) (Cost $17,037,815)	21,944,682	##
	Cash, receivables and other assets, less liabilities (0.0%)	6,344
	Total Net Assets (100.0%)	$21,951,026

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Chemicals	$2,073,264	9.4%
Machinery	1,511,092	6.9%
Pharmaceuticals	1,323,526	6.0%
Commercial Banks	1,155,536	5.3%
Trading Companies & Distributors	1,138,536	5.2%
Food & Staples Retailing	1,091,982	5.0%
Media	973,328	4.4%
Commercial Services & Supplies	939,901	4.3%
Insurance	841,026	3.8%
Automobiles	719,594	3.3%
Food Products	709,477	3.2%
Capital Markets	605,403	2.7%
Software	597,070	2.7%
Electronic Equipment, Instruments & Components	573,208	2.6%
Semiconductors & Semiconductor Equipment	547,826	2.5%
Professional Services	541,417	2.5%
Wireless Telecommunication Services	473,588	2.1%
Household Products	438,090	2.0%
Oil, Gas & Consumable Fuels	394,511	1.8%
Hotels, Restaurants & Leisure	388,612	1.8%
Auto Components	360,290	1.6%
Metals & Mining	346,309	1.6%
Industrial Conglomerates	326,755	1.5%
Beverages	299,914	1.4%
Health Care Equipment & Supplies	298,376	1.4%
Diversified Financial Services	294,700	1.3%
Diversified Telecommunication Services	261,859	1.2%
Health Care Providers & Services	260,767	1.2%
Energy Equipment & Services	260,654	1.2%
Aerospace & Defense	253,195	1.2%
Life Sciences Tools & Services	251,393	1.1%
Real Estate Investment Trusts	232,562	1.1%
Communications Equipment	212,567	1.0%
Thrifts & Mortgage Finance	198,468	0.9%
Specialty Retail	170,534	0.8%
Multiline Retail	155,286	0.7%
Personal Products	110,702	0.5%
Real Estate Management & Development	83,622	0.4%
Computers & Peripherals	77,346	0.3%
IT Services	15,798	0.1%
Short-Term Investments and Other Assets—Net	442,942	2.0%
	$21,951,026	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Equity Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") (formerly, Neuberger Berman Advisers Management Trust International Portfolio") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

9

Notes to Schedule of Investments International Equity Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Austria	$—	$247,229	$—	$247,229
Denmark	—	424,331	—	424,331
Germany	264,470	2,378,589	—	2,643,059
Japan	—	3,330,236	—	3,330,236
Norway	83,622	471,736	—	555,358
Sweden	—	573,404	—	573,404
Switzerland	—	2,948,760	—	2,948,760
Other Common Stocksß	10,785,707	—	—	10,785,707
Total Common Stocks	11,133,799	10,374,285	—	21,508,084
Short-Term Investments	—	436,598	—	436,598
Total Investments	$11,133,799	$10,810,883	$—	$21,944,682

^  The Schedule of Investments and Summary Schedule of Investments by Industry provides information on the country and industry categorization for the portfolio.

ß  Represents one or more geographic locations and/or industries where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

As of the year ending December 31, 2013, certain securities were transferred from one level to another based on beginning of period market values as of December 31, 2012. $226,979 was transferred from Level 1 to Level 2. Interactive provided adjusted prices for this security as of December 31, 2013, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, $4,846,726 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of December 31, 2013. These securities had been categorized as Level 2 as of December 31, 2012, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

10

Notes to Schedule of Investments International Equity Portfolio (cont'd)

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $17,346,689. Gross unrealized appreciation of investments was $5,012,532 and gross unrealized depreciation of investments was $414,539, resulting in net unrealized appreciation of $4,597,993 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

b  Effective May 1, 2013. Formerly, International Portfolio through April 30, 2013.

See Notes to Financial Statements

11

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
INTERNATIONAL EQUITY PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$21,944,682
Dividends and interest receivable	47,304
Receivable for securities sold	44,310
Prepaid expenses and other assets	267
Total Assets	22,036,563

Liabilities
Payable for Fund shares redeemed	6,506
Payable to investment manager (Note B)	15,404
Payable to administrator—net (Note B)	376
Accrued expenses and other payables	63,251
Total Liabilities	85,537
Net Assets	$21,951,026

Net Assets consist of:
Paid-in capital	$149,387,611
Undistributed net investment income (loss)	103,804
Accumulated net realized gains (losses) on investments	(132,448,242)
Net unrealized appreciation (depreciation) in value of investments	4,907,853
Net Assets	$21,951,026

Shares Outstanding ($.001 par value; unlimited shares authorized)	1,902,633
Net Asset Value, offering and redemption price per share	$11.54
*Cost of Investments	$17,037,815
See Notes to Financial Statements

12

Statement of Operations

Neuberger Berman Advisers Management Trust
INTERNATIONAL EQUITY PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$535,732
Interest and other income—unaffiliated issuers	70
Foreign taxes withheld (Note A)	(52,498)
Total income	$483,304

Expenses:
Investment management fees (Note B)	172,416
Administration fees (Note B)	60,853
Distribution fees (Note B)	50,710
Audit fees	44,835
Custodian and accounting fees	87,139
Insurance expense	901
Legal fees	9,070
Shareholder reports	24,776
Trustees' fees and expenses	41,990
Miscellaneous	9,741
Total expenses	502,431
Expenses reimbursed by Management (Note B)	(197,811)
Total net expenses	304,620
Net investment income (loss)	$178,684

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	942,537
Foreign currency	(18,798)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,248,744
Foreign currency	1,312
Net gain (loss) on investments	3,173,795
Net increase (decrease) in net assets resulting from operations	$3,352,479

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$178,684	$220,417
Net realized gain (loss) on investments	923,739	202,859
Change in net unrealized appreciation (depreciation) of investments	2,250,056	2,956,042
Net increase (decrease) in net assets resulting from operations	3,352,479	3,379,318

Distributions to Shareholders From (Note A):
Net investment income	(282,648)	(160,166)

From Fund Share Transactions (Note D):
Proceeds from shares sold	2,313,829	1,222,280
Proceeds from reinvestment of dividends and distributions	282,648	160,166
Payments for shares redeemed	(3,374,499)	(4,844,614)
Net increase (decrease) from Fund share transactions	(778,022)	(3,462,168)
Net Increase (Decrease) in Net Assets	2,291,809	(243,016)

Net Assets:
Beginning of year	19,659,217	19,902,233
End of year	$21,951,026	$19,659,217
Undistributed net investment income (loss) at end of year	$103,804	$214,097

See Notes to Financial Statements

14

Notes to Financial Statements International Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

15

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(2)	$(6,329)	$6,331

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Total
2013	2012	2013	2012
$282,648	$160,166	$282,648	$160,166

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$263,456	$4,598,979	$(132,299,020)	$—	$(127,436,585)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, passive foreign investment companies and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$68,712,272	$63,586,748

16

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $891,420.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

17

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class S	1.50%	12/31/16	$330,578	$208,062	$197,811

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC, ("NBSH") which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $6,664,024 and $8,035,900, respectively.

18

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

	For the Year Ended December 31,
	2013	2012
Shares Sold	213,195	134,733
Shares Issued on Reinvestment of Dividends and Distributions	25,579	16,931
Shares Redeemed	(316,840)	(526,971)
Total	(78,066)	(375,307)

Note E—Lines of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

19

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$9.93	$8.45	$10.34	$9.51	$7.29
Income From Investment Operations:
Net Investment Income (Loss)‡	.09	.10	.11	.13	.09
Net Gains or Losses on Securities (both realized and unrealized)	1.67	1.46	(1.36)	1.90	2.43
Total From Investment Operations	1.76	1.56	(1.25)	2.03	2.52
Less Distributions From:
Net Investment Income	(.15)	(.08)	(.64)	(1.20)	(.30)
Redemption FeesØØ	—	—	.00	.00	.00
Net Asset Value, End of Year	$11.54	$9.93	$8.45	$10.34	$9.51
Total Return††	17.83%	18.48%	(12.33)%	22.01%	34.51%@
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$22.0	$19.7	$19.9	$24.8	$330.1
Ratio of Gross Expenses to Average Net Assets#	2.48%	2.55%	2.89%	1.65%	1.66%
Ratio of Net Expenses to Average Net Assets§	1.50%	1.51%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	.88%	1.11%	1.09%	1.42%	1.13%
Portfolio Turnover Rate	33%	33%	45%	61%	80%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Equity Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a .01% impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (formerly, International Portfolio), one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

22

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

0.15% of the dividends earned during the fiscal year ended December 31, 2013 qualifies for the dividends received deduction for corporate shareholders.

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2013, the Fund designates $44,500, or $0.02 per share outstanding, foreign taxes paid and $535,768, or $0.29 per share outstanding, foreign source income earned for Federal income tax purposes.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for International Equity Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

30

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

31

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares
Annual Report
December 31, 2013
B1010 02/14

Large Cap Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Large Cap Value Portfolio Class I generated a 31.14% total return for the fiscal year ended December 31, 2013, underperforming its benchmark, the Russell 1000® Value Index, which returned 32.53%.

Market participants began 2013 in a cautious mood. Europe's economy was battered amid a series of sovereign debt crises, China was experiencing rising inflation and unrest in the Middle East dominated headlines. In the U.S., the federal budget had been slashed while payroll taxes had been increased. However, the U.S. Federal Reserve (the Fed) continued to provide extraordinary stimulus to the recovering economy through its bond-buying program. Unemployment fell, housing data improved, retail sales rose, durable goods orders were strong, and corporate earnings were encouraging.

Markets rose within this positive economic environment, but not without some stumbles along the way. Investors kept watchful and worried eyes on the Fed, which had prepared investors for an eventual tapering of its bond-buying program. In December, the Fed announced that it would begin to reduce monthly asset purchases in January 2014, from $85 billion to $75 billion. Market participants were also unnerved by political dysfunction in Washington, D.C., which had led to a government shutdown in October, and by uncertainty regarding the effects of the new health care law. The final quarter of 2013, however, provided a strong finish for what had been a generally excellent year for equity investors.

Financials and Health Care were among the top-performing sectors within the large-cap value space in 2013, while Telecommunication Services, Utilities and Materials lagged. Financial stocks benefited from a steepening yield curve and from increased levels of financial transactions as the economy improved. Health Care stocks rebounded from the uncertainty that had weighed them down immediately following the passage of the new health care law. As investors gained greater insight into the law's impact, the stocks moved considerably higher. Telecommunication Services and Utilities trailed other areas of the market that had more to gain from an improving economy, while Materials lost ground as commodity prices fell.

Within our Portfolio, Financials drove performance relative to the index, due largely to favorable stock selection. Lincoln National was the Portfolio's top performer for the year. The life insurance company's mid-size status was a benefit as the company never ran the risk of being designated a non-bank SIFI (Systemically Important Financial Institution). Non-bank entities that are designated as SIFIs are likely to be subject to increased regulation under new legislation. Lincoln National, which we purchased at attractive prices and weighted heavily, is, in our view, well run, has returned significant cash to shareholders, and has benefited from the steepening yield curve. Invesco was another financial stock that contributed positively to both absolute and relative returns, benefiting from increased financial activity during the year and higher asset values.

Another strong performer for the Portfolio was Best Buy. This Consumer Discretionary company delivered outstanding returns in 2013. The stock had been heavily discounted as investors predicted its demise as a result of the success of online shopping. However, the company retained a new management team that was able to keep customers coming into their brick-and-mortar stores.

Relative to the Russell 1000 Value Index, we also benefited from our limited exposure to Utilities, which underperformed the rest of the index for the year. We had been unable to find value within the sector and so had a very light weighting in the sector relative to the index.

Materials and Information Technology detracted from relative returns in 2013. Within Materials, both an overweight and stock selection hurt. Newmont Mining delivered the greatest negative impact relative to the index. The company suffered as gold prices fell steadily throughout 2013. The Mosaic Company, a major global producer of the fertilizer potash, also hurt both absolute and relative returns. The company's share price fell when a large potash producer unexpectedly withdrew from a powerful consortium, leading to worries that prices for the commodity could fall around the world. Within Information Technology, Altera was the Portfolio's worst detractor, and we had a relatively heavy weighting in the stock. This digital component manufacturer saw its share price fall when a large order that had been expected from China failed to materialize.

1

In spite of the many concerns we had as 2013 began, the year delivered excellent overall returns for equity investors. While we see many reasons for continued optimism, we remain cautious and mindful of the risks and the uncertainty that could derail markets, particularly the ongoing crisis in the Middle East and political turmoil in Washington.

In such an environment, we believe that stock picking will perhaps be even more critical. We believe the stocks we are pursuing for the Portfolio are undervalued based on normalized earnings and that their value will be recognized by the market over time. As always, we pay close attention to the correlation between holdings in an attempt to create a Portfolio with an optimal risk/return balance that has the potential to outperform over the long term.

Sincerely,
ELI M. SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Large Cap Value Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	3.8%
Consumer Staples	4.4
Energy	7.1
Financials	34.2
Health Care	8.6
Industrials	17.8
Information Technology	7.7
Materials	10.5
Telecommunication Services	1.2
Utilities	0.8
Short-Term Investments	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 12/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	31.14%	19.60%	7.22%	8.59%
Russell 1000® Value Index1,2		32.53%	16.67%	7.58%	9.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 1.15% for Class I shares (before expense reimbursements and/or fee waivers, if any).

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Portfolio's commencement of operations.

2  The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
Class I	$1,000.00	$1,156.80	$6.03
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.61	$5.65

*  Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Large Cap Value Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (95.7%)
Aerospace & Defense (1.8%)
6,019	Northrop Grumman Corp.	$689,837
5,954	Raytheon Co.	540,028
		1,229,865
Airlines (4.4%)
46,868	American Airlines Group, Inc.	1,183,417	*
50,473	United Continental Holdings, Inc.	1,909,394	*
		3,092,811
Auto Components (1.1%)
14,007	BorgWarner, Inc.	783,131

Beverages (0.6%)
5,961	Beam, Inc.	405,706

Capital Markets (12.1%)
62,269	Bank of New York Mellon Corp.	2,175,679
10,715	Goldman Sachs Group, Inc.	1,899,341
85,532	Invesco Ltd.	3,113,365
20,128	Morgan Stanley	631,214
87,061	Nomura Holdings, Inc. ADR	676,464
		8,496,063
Chemicals (5.7%)
29,735	Dow Chemical Co.	1,320,234
23,650	LyondellBasell Industries NV Class A	1,898,622
6,514	Monsanto Co.	759,207
		3,978,063
Commercial Banks (6.9%)
25,691	Comerica, Inc.	1,221,350
74,976	Mitsubishi UFJ Financial Group, Inc. ADR	500,839
12,653	PNC Financial Services Group, Inc.	981,620
35,530	Regions Financial Corp.	351,392
83,721	Sumitomo Mitsui Financial Group, Inc. ADR	878,233
19,042	Wells Fargo & Co.	864,507
		4,797,941
Communications Equipment (1.4%)
42,437	Cisco Systems, Inc.	952,711

Computers & Peripherals (2.5%)
17,599	EMC Corp.	442,615
18,211	SanDisk Corp.	1,284,604
		1,727,219
Construction & Engineering (0.5%)
3,980	Fluor Corp.	319,554

Diversified Financial Services (10.5%)
47,110	Citigroup, Inc.	2,454,902
25,069	CME Group, Inc.	1,966,914
49,976	J.P. Morgan Chase & Co.	2,922,596
		7,344,412
Diversified Telecommunication Services (1.2%)
24,549	AT&T, Inc.	863,143

Electric Utilities (0.8%)
6,508	NextEra Energy, Inc.	557,215

Electrical Equipment (1.5%)
14,276	Eaton Corp. PLC	1,086,689

Electronic Equipment, Instruments & Components (0.5%)
20,168	Corning, Inc.	359,394

Energy Equipment & Services (3.6%)
21,393	Halliburton Co.	1,085,695
66,424	McDermott International, Inc.	608,444	*
22,688	Rowan Cos. PLC Class A	802,247	*
		2,496,386
Food & Staples Retailing (0.9%)
8,425	Wal-Mart Stores, Inc.	662,963

Food Products (2.1%)
17,694	Archer-Daniels-Midland Co.	767,919
30,390	WhiteWave Foods Co. Class A	697,147	*
		1,465,066
Health Care Equipment & Supplies (3.3%)
67,445	Boston Scientific Corp.	810,689	*
2,585	C.R. Bard, Inc.	346,235
16,527	Covidien PLC	1,125,488
		2,282,412

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Health Care Providers & Services (2.3%)
8,549	Aetna, Inc.	$586,376
13,208	UnitedHealth Group, Inc.	994,562
		1,580,938
Hotels, Restaurants & Leisure (2.0%)
34,653	Carnival Corp.	1,392,011

Insurance (4.5%)
39,068	Lincoln National Corp.	2,016,690
21,107	MetLife, Inc.	1,138,090
		3,154,780
Machinery (9.5%)
5,550	Caterpillar, Inc.	503,996
16,689	Cummins, Inc.	2,352,648
8,021	Joy Global, Inc.	469,148
12,945	Kubota Corp. ADR	1,082,202
7,963	Makita Corp. ADR	422,039
8,161	Parker Hannifin Corp.	1,049,831
18,688	Terex Corp.	784,709
		6,664,573
Metals & Mining (4.7%)
10,750	BHP Billiton Ltd. ADR	733,150
12,789	Carpenter Technology Corp.	795,476
10,102	Cliffs Natural Resources, Inc.	264,773
27,457	Newmont Mining Corp.	632,335
15,005	Nucor Corp.	800,967
2,460	United States Steel Corp.	72,570
		3,299,271
Oil, Gas & Consumable Fuels (3.5%)
10,109	Antero Resources Corp.	641,315	*
8,620	Occidental Petroleum Corp.	819,762
11,478	Range Resources Corp.	967,710
		2,428,787
Personal Products (0.8%)
7,411	Estee Lauder Cos., Inc. Class A	558,197

Pharmaceuticals (3.0%)
8,989	Johnson & Johnson	823,303
25,602	Merck & Co., Inc.	1,281,380
		2,104,683
Semiconductors & Semiconductor Equipment (2.8%)
24,852	Altera Corp.	808,435
43,783	Intel Corp.	1,136,607
		1,945,042
Software (0.6%)
12,150	CA, Inc.	408,848

Specialty Retail (0.6%)
11,288	Best Buy Co., Inc.	450,165
	Total Common Stocks (Cost $56,137,335)	66,888,039
Short-Term Investments (3.8%)
2,679,973	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,679,973)	2,679,973
	Total Investments (99.5%) (Cost $58,817,308)	69,568,012	##
	Cash, receivables and other assets, less liabilities (0.5%)	359,956
	Total Net Assets (100.0%)	$69,927,968

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Large Cap Value Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in

See Notes to Financial Statements

8

Notes to Schedule of Investments Large Cap Value Portfolio (cont'd)

determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$66,888,039	$—	$—	$66,888,039
Short-Term Investments	—	2,679,973	—	2,679,973
Total Investments	$66,888,039	$2,679,973	$—	$69,568,012

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $58,884,760. Gross unrealized appreciation of investments was $11,006,182 and gross unrealized depreciation of investments was $322,930, resulting in net unrealized appreciation of $10,683,252, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
LARGE CAP VALUE PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$69,568,012
Dividends and interest receivable	104,523
Receivable for securities sold	843,693
Receivable for Fund shares sold	846
Prepaid expenses and other assets	14,817
Total Assets	70,531,891

Liabilities
Payable for securities purchased	404,756
Payable for Fund shares redeemed	88,901
Payable to investment manager (Note B)	31,881
Payable to administrator (Note B)	17,389
Accrued expenses and other payables	60,996
Total Liabilities	603,923
Net Assets	$69,927,968

Net Assets consist of:
Paid-in capital	$61,857,934
Undistributed net investment income (loss)	511,452
Accumulated net realized gains (losses) on investments	(3,192,122)
Net unrealized appreciation (depreciation) in value of investments	10,750,704
Net Assets	$69,927,968

Shares Outstanding ($.001 par value; unlimited shares authorized)	4,648,958
Net Asset Value, offering and redemption price per share	$15.04
*Cost of Investments	$58,817,308

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust
LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,239,513
Interest and other income—unaffiliated issuers	3,205
Foreign taxes withheld (Note A)	(4,197)
Total income	$1,238,521

Expenses:
Investment management fees (Note B)	358,066
Administration fees (Note B)	195,309
Audit fees	44,835
Custodian and accounting fees	33,503
Insurance expense	2,159
Legal fees	29,002
Shareholder reports	24,602
Trustees' fees and expenses	41,990
Miscellaneous	3,107
Total net expenses	732,573
Net investment income (loss)	$505,948

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,281,146
Foreign currency	5,739

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,846,666
Foreign currency	(6,466)
Net gain (loss) on investments	17,127,085
Net increase (decrease) in net assets resulting from operations	$17,633,033

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$505,948	$761,030
Net realized gain (loss) on investments	13,286,885	6,973,139
Change in net unrealized appreciation (depreciation) of investments	3,840,200	2,894,061
Net increase (decrease) in net assets resulting from operations	17,633,033	10,628,230

Distributions to Shareholders From (Note A):
Net investment income	(741,925)	(254,987)

From Fund Share Transactions (Note D):
Proceeds from shares sold	11,160,664	5,848,833
Proceeds from reinvestment of dividends and distributions	741,925	254,987
Payments for shares redeemed	(20,720,372)	(29,906,577)
Net increase (decrease) from Fund share transactions	(8,817,783)	(23,802,757)

Net Increase (Decrease) in Net Assets	8,073,325	(13,429,514)

Net Assets:
Beginning of year	61,854,643	75,284,157
End of year	$69,927,968	$61,854,643
Undistributed net investment income (loss) at end of year	$511,452	$760,815

See Notes to Financial Statements

12

Notes to Financial Statements Large Cap Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $267,960.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

13

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(13,386)	$13,386

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$741,925	$254,987	$—	$—	$741,925	$254,987

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$511,452	$—	$10,683,252	$(3,124,670)	$—	$8,070,034

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, open return of capital basis adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$3,124,670

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $12,572,637.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

15

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% employee owned and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $102,671,994 and $110,766,338, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

	For the Year Ended December 31,
	2013	2012
Shares Sold	840,371	537,429
Shares Issued on Reinvestment of Dividends and Distributions	53,146	22,706
Shares Redeemed	(1,576,262)	(2,766,023)
Total	(682,745)	(2,205,888)

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.60	$9.99	$11.27	$9.82	$7.11
Income From Investment Operations:
Net Investment Income (Loss)‡	.10	.12	.03	(.00)	.03
Net Gains or Losses on Securities (both realized and unrealized)	3.50	1.54	(1.31)	1.52	3.98
Total From Investment Operations	3.60	1.66	(1.28)	1.52	4.01
Less Distributions From:
Net Investment Income	(.16)	(.05)	—	(.07)	(.24)
Net Capital Gains	—	—	—	—	(1.06)
Total Distributions	(.16)	(.05)	—	(.07)	(1.30)
Net Asset Value, End of Year	$15.04	$11.60	$9.99	$11.27	$9.82
Total Return††	31.14%@	16.60%	(11.36)%	15.55%	56.23%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$69.9	$61.9	$75.3	$97.2	$96.7
Ratio of Gross Expenses to Average Net Assets#	1.13%	1.15%	1.13%	1.11%	1.06%
Ratio of Net Expenses to Average Net Assets§	1.13%	1.15%	1.13%	1.11%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	.78%	1.15%	.29%	(.02)%	.34%
Portfolio Turnover Rate	165%	124%	102%	43%	41%

See Notes to Financial Highlights

18

Notes to Financial Highlights Large Cap Value Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  Had the Fund not received the class action proceeds as listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contracts. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Large Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

20

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

25

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

27

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2013 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Large Cap Value Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

28

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the

29

mean and median of the management fees and expense ratios of each peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

30

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2013
B1013 02/14

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Growth Portfolio Class I generated a 32.61% total return for the fiscal year ended December 31, 2013, lagging its benchmark, the Russell Midcap® Growth Index, which returned 35.74%. Returns for the Portfolio's Class I and Class S shares are provided on page 2.

Looking back, 2013's equity market exceeded expectations, and provided especially impressive performance given the lack of traditional catalysts, such as strong, accelerating earnings growth, a declining interest rate environment, robust economic indicators or even consistent and substantial cash inflows. So what, then, was the driver of this buoyant market? We believe 2013's substantial, but positive disconnect between stock price performance and fundamentals was courtesy of the U.S. Federal Reserve's (the Fed's) highly accommodative monetary policies. While we will not endeavor to complain about the resulting lofty returns, there is no denying that the first half of the year proved trying for active managers as positive differentiation through strong fundamentals and strategic capital expenditures aimed at expanding market share took a clear back seat to lower expectations, slower growth and financial reallocations in the form of share repurchase and dividend programs.

Fortunately, the Fed's midyear introduction and year-end implementation of financial "tapering" served as notice that unlimited liquidity could not provide the basis of an indefinite trade, tilting the market's focus back towards fundamentals. Additionally, as the year progressed the markets continued to be bolstered by strong economic data, broadly decent corporate earnings, lessening fiscal drag and a sliver of cooperation on the U.S. political front. As the hand wringing around tapering evaporated, and with a bare-minimum budget deal finally in place, business and consumer sentiment continued to improve, both of which we believe are critical to building momentum as the U.S. economy continues its apparent transition from recovery to expansion mode.

For the year, the portfolio was overweight versus the benchmark in Industrials, Telecommunication Services, Information Technology (IT) and Health Care and underweight in Consumer Discretionary, Materials and Consumer Staples. With respect to industry-level allocation decisions, our underweight to packaged foods, predicated on market capitalization and earnings growth concerns, proved to be a meaningful headwind as that category exceeded expectations during the year, outweighing positive contributions from our avoidance of real estate investment trusts. Drilling down to our holdings, IIlumina was the top contributor to performance, while Rackspace Hosting was the leading detractor. Illumina, a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function, delivered strong results and positive guidance as their science and results were well received by the market. Rackspace, which sells its cloud-related services to small and medium-sized businesses, overestimated client adoption rates for their newest product, OpenStack, and left themselves vulnerable to aggressive pricing from Amazon, causing them to lower their performance outlook. We sold the position.

While we don't anticipate a repeat of 2013's indefatigable market and outsized returns, we also don't believe that we are facing a bubble in need of a meaningful and sustained broad correction. In our opinion, improving global economic health and continued domestic tailwinds, such as lower energy costs and incremental improvements to both housing and labor, should foster a positive environment, leading to an increase in business confidence and capital expenditures to help feed economic expansion and initiate an upward inflection point for GDP growth. Furthermore, we believe valuations remain generally reasonable and even attractive for various mid cap segments. As a result, we remain cautiously optimistic and anticipate that 2014 will be a constructive environment for mid cap growth stocks, but a year more closely tied to underlying fundamentals, growth rates and a company's ability to provide positive individual results.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	22.2%
Consumer Staples	4.4
Energy	5.6
Financials	7.5
Health Care	15.7
Industrials	18.2
Information Technology	19.5
Materials	1.9
Telecommunication Services	2.9
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 12/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	32.61%	20.54%	10.36%	9.35%
Mid Cap Growth Portfolio Class S2	02/18/2003	32.24%	20.25%	10.09%	9.17%
Russell Midcap® Growth Index1,3		35.74%	23.37%	9.77%	7.83%
Russell Midcap® Index1,3		34.76%	22.36%	10.22%	9.51%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.99% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any).

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13	Expense Ratio
Class I	$1,000.00	$1,188.40	$5.63	1.02%
Class S	$1,000.00	$1,187.20	$6.89	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.06	$5.19	1.02%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Mid Cap Growth Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (98.1%)

Aerospace & Defense (2.0%)
35,500	BE Aerospace, Inc.	$3,089,565	*
20,000	DigitalGlobe, Inc.	823,000	*
		3,912,565
Airlines (0.5%)
12,500	Alaska Air Group, Inc.	917,125

Auto Components (0.6%)
20,000	BorgWarner, Inc.	1,118,200

Beverages (0.9%)
25,700	Beam, Inc.	1,749,142

Biotechnology (3.7%)
20,000	Alexion Pharmaceuticals, Inc.	2,661,200	*
22,500	BioMarin Pharmaceutical, Inc.	1,581,075	*
15,000	Cubist Pharmaceuticals, Inc.	1,033,050	*
25,000	Incyte Corp. Ltd.	1,265,750	*
23,300	NPS Pharmaceuticals, Inc.	707,388	*
		7,248,463
Building Products (1.1%)
49,000	Fortune Brands Home & Security, Inc.	2,239,300

Capital Markets (2.5%)
15,000	Affiliated Managers Group, Inc.	3,253,200	*
30,000	Raymond James Financial, Inc.	1,565,700
		4,818,900
Chemicals (0.8%)
14,500	Airgas, Inc.	1,621,825

Commercial Banks (0.7%)
12,500	SVB Financial Group	1,310,750	*

Commercial Services & Supplies (1.5%)
25,000	Stericycle, Inc.	2,904,250	*

Computers & Peripherals (0.5%)
15,000	SanDisk Corp.	1,058,100

Consumer Finance (0.6%)
22,500	Portfolio Recovery Associates, Inc.	1,188,900	*

Containers & Packaging (1.1%)
34,300	Packaging Corp. of America	$2,170,504

Distributors (0.9%)
55,000	LKQ Corp.	1,809,500	*

Diversified Financial Services (1.6%)
14,000	IntercontinentalExchange Group, Inc.	3,148,880

Electrical Equipment (3.5%)
57,500	AMETEK, Inc.	3,028,525
24,500	Generac Holdings, Inc.	1,387,680
18,000	Roper Industries, Inc.	2,496,240
		6,912,445
Electronic Equipment, Instruments & Components (3.2%)
17,500	Amphenol Corp. Class A	1,560,650
52,500	CDW Corp.	1,226,400
15,000	IPG Photonics Corp.	1,164,150	*
65,000	Trimble Navigation Ltd.	2,255,500	*
		6,206,700
Energy Equipment & Services (1.9%)
6,000	Core Laboratories NV	1,145,700
10,000	Dril-Quip, Inc.	1,099,300	*
18,400	Oceaneering International, Inc.	1,451,392
		3,696,392
Food & Staples Retailing (2.2%)
19,600	PriceSmart, Inc.	2,264,584
36,000	Whole Foods Market, Inc.	2,081,880
		4,346,464
Food Products (0.6%)
55,000	WhiteWave Foods Co. Class A	1,261,700	*

Health Care Equipment & Supplies (0.6%)
10,000	West Pharmaceutical Services, Inc.	490,600
25,000	Wright Medical Group, Inc.	767,750	*
		1,258,350
Health Care Providers & Services (2.1%)
12,500	Acadia Healthcare Co., Inc.	591,625	*
45,000	Envision Healthcare Holdings, Inc.	1,598,400	*
22,500	Premier, Inc. Class A	827,100	*
24,500	Team Health Holdings, Inc.	1,115,975	*
		4,133,100
See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Health Care Technology (1.5%)
52,500	Cerner Corp.	$2,926,350	*

Hotels, Restaurants & Leisure (2.5%)
13,000	Buffalo Wild Wings, Inc.	1,913,600	*
47,500	MGM Resorts International	1,117,200	*
22,500	Starwood Hotels & Resorts Worldwide, Inc.	1,787,625
		4,818,425
Household Products (0.7%)
20,000	Church & Dwight Co., Inc.	1,325,600

Internet & Catalog Retail (0.4%)
20,000	HomeAway, Inc.	817,600	*

Internet Software & Services (0.8%)
17,500	AOL, Inc.	815,850	*
27,500	Pandora Media, Inc.	731,500	*
		1,547,350
IT Services (2.3%)
12,500	Alliance Data Systems Corp.	3,286,625	*
10,000	FleetCor Technologies, Inc.	1,171,700	*
		4,458,325
Life Sciences Tools & Services (2.5%)
12,500	Agilent Technologies, Inc.	714,875
30,000	Illumina, Inc.	3,318,600	*
20,000	PAREXEL International Corp.	903,600	*
		4,937,075
Machinery (1.1%)
25,000	Pall Corp.	2,133,750

Media (2.0%)
38,000	AMC Networks, Inc. Class A	2,588,180	*
15,000	Discovery Communications, Inc. Class A	1,356,300	*
		3,944,480
Multiline Retail (1.4%)
35,000	Dollar Tree, Inc.	1,974,700	*
42,500	Tuesday Morning Corp.	678,300	*
		2,653,000
Oil, Gas & Consumable Fuels (3.7%)
7,500	Antero Resources Corp.	475,800	*
60,000	Cabot Oil & Gas Corp.	2,325,600
15,000	Concho Resources, Inc.	1,620,000	*
20,000	Gulfport Energy Corp.	1,263,000	*
33,600	Oasis Petroleum, Inc.	1,578,192	*
		7,262,592
Pharmaceuticals (5.3%)
15,000	Actavis PLC	$2,520,000	*
52,500	Akorn, Inc.	1,293,075	*
30,000	Impax Laboratories, Inc.	754,200	*
7,500	Jazz Pharmaceuticals PLC	949,200	*
32,500	Medicines Co.	1,255,150	*
40,000	Mylan, Inc.	1,736,000	*
13,000	Perrigo Co. PLC	1,994,980
		10,502,605
Professional Services (3.7%)
27,000	Advisory Board Co.	1,719,090	*
20,000	Towers Watson & Co. Class A	2,552,200
45,000	Verisk Analytics, Inc. Class A	2,957,400	*
		7,228,690
Real Estate Management & Development (0.8%)
16,000	Jones Lang LaSalle, Inc.	1,638,240

Road & Rail (3.2%)
60,000	Hertz Global Holdings, Inc.	1,717,200	*
36,000	J.B. Hunt Transport Services, Inc.	2,782,800
14,700	Kansas City Southern	1,820,301
		6,320,301
Semiconductors & Semiconductor Equipment (3.9%)
61,000	Avago Technologies Ltd.	3,226,290
15,000	Lam Research Corp.	816,750	*
36,800	Microchip Technology, Inc.	1,646,800
27,500	Monolithic Power Systems, Inc.	953,150	*
22,500	NXP Semiconductors NV	1,033,425	*
		7,676,415
Software (8.8%)
31,000	ANSYS, Inc.	2,703,200	*
53,900	Aspen Technology, Inc.	2,253,020	*
25,900	Citrix Systems, Inc.	1,638,175	*
13,500	Concur Technologies, Inc.	1,392,930	*
42,500	Electronic Arts, Inc.	974,950	*
45,000	Informatica Corp.	1,867,500	*
10,000	NetSuite, Inc.	1,030,200	*
25,000	Salesforce.com, Inc.	1,379,750	*
24,500	Splunk, Inc.	1,682,415	*
20,000	Synopsys, Inc.	811,400	*
10,500	Ultimate Software Group, Inc.	1,608,810	*
		17,342,350

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Specialty Retail (9.7%)
9,500	Advance Auto Parts, Inc.	$1,051,460
17,500	Cabela's, Inc.	1,166,550	*
35,000	Dick's Sporting Goods, Inc.	2,033,500
41,600	DSW, Inc. Class A	1,777,568
35,000	GameStop Corp. Class A	1,724,100
19,100	O'Reilly Automotive, Inc.	2,458,361	*
27,000	Ross Stores, Inc.	2,023,110
39,200	Tractor Supply Co.	3,041,136
10,000	Ulta Salon Cosmetics & Fragrance, Inc.	965,200	*
30,000	Urban Outfitters, Inc.	1,113,000	*
30,000	Williams-Sonoma, Inc.	1,748,400
		19,102,385
Textiles, Apparel & Luxury Goods (4.8%)
63,800	Fifth & Pacific Cos., Inc.	2,046,066	*
29,900	Hanesbrands, Inc.	2,101,073
17,500	Michael Kors Holdings Ltd.	1,420,825	*
14,700	PVH Corp.	1,999,494
22,100	Under Armour, Inc. Class A	1,929,330	*
		9,496,788
Thrifts & Mortgage Finance (1.3%)
47,500	Ocwen Financial Corp.	2,633,875	*

Trading Companies & Distributors (1.7%)
30,000	Fastenal Co.	1,425,300
23,300	United Rentals, Inc.	1,816,235	*
		3,241,535
Wireless Telecommunication Services (2.9%)
25,000	Crown Castle International Corp.	1,835,750	*
42,500	SBA Communications Corp. Class A	3,818,200	*
		5,653,950
	Total Common Stocks (Cost $120,812,769)	192,693,236
Short-Term Investments (2.1%)
4,084,624	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $4,084,624)	4,084,624
	Total Investments (100.2%) (Cost $124,897,393)	196,777,860	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(376,643)
	Total Net Assets (100.0%)	$196,401,217

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (cont'd)

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$192,693,236	$—	$—	$192,693,236
Short-Term Investments	—	4,084,624	—	4,084,624
Total Investments	$192,693,236	$4,084,624	$—	$196,777,860

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $124,868,277. Gross unrealized appreciation of investments was $72,125,119 and gross unrealized depreciation of investments was $215,536, resulting in net unrealized appreciation of $71,909,583, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
MID CAP GROWTH PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$196,777,860
Dividends and interest receivable	30,487
Receivable for Fund shares sold	171,041
Prepaid expenses and other assets	4,477
Total Assets	196,983,865

Liabilities
Payable for securities purchased	338,363
Payable for Fund shares redeemed	5,304
Payable to investment manager (Note B)	89,130
Payable to administrator—net (Note B)	71,450
Accrued expenses and other payables	78,401
Total Liabilities	582,648
Net Assets	$196,401,217

Net Assets consist of:
Paid-in capital	$37,936,623
Accumulated net realized gains (losses) on investments	86,584,127
Net unrealized appreciation (depreciation) in value of investments	71,880,467
Net Assets	$196,401,217

Net Assets
Class I	$68,565,054
Class S	127,836,163
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	1,669,462
Class S	3,200,027
Net Asset Value, offering and redemption price per share
Class I	$41.07
Class S	39.95
*Cost of Investments	$124,897,393

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust
MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,092,107
Interest and other income—unaffiliated issuers	3,344
Foreign taxes withheld (Note A)	(4,552)
Total income	$1,090,899

Expenses:
Investment management fees (Note B)	1,304,264
Administration fees (Note B):
Class I	390,058
Class S	325,803
Distribution fees (Note B):
Class S	271,502
Audit fees	44,835
Custodian and accounting fees	88,254
Insurance expense	12,953
Legal fees	112,662
Shareholder reports	48,842
Trustees' fees and expenses	41,990
Miscellaneous	11,705
Total expenses	2,652,868
Expenses reimbursed by Management (Note B)	(6,663)
Total net expenses	2,646,205
Net investment income (loss)	$(1,555,306)

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	98,294,099
Foreign currency	(93)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(24,519,987)
Foreign currency	29
Net gain (loss) on investments	73,774,048
Net increase (decrease) in net assets resulting from operations	$72,218,742

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,555,306)	$(1,293,689)
Net realized gain (loss) on investments	98,294,006	30,504,884
Change in net unrealized appreciation (depreciation) of investments	(24,519,958)	7,520,427
Net increase (decrease) in net assets resulting from operations	72,218,742	36,731,622

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,449,075	16,627,978
Class S	20,570,711	25,694,233
Payments for shares redeemed:
Class I	(207,856,415)	(49,343,797)
Class S	(11,137,390)	(9,994,051)
Net increase (decrease) from Fund share transactions	(192,974,019)	(17,015,637)

Net Increase (Decrease) in Net Assets	(120,755,277)	19,715,985
Net Assets:
Beginning of year	317,156,494	297,440,509
End of year	$196,401,217	$317,156,494
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $29,112.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

13

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: net operating losses, foreign currency gains and losses and non-taxable dividend adjustment to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,615,928)	$1,555,306	$60,622

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$86,555,011	$71,909,583	$—	$—	$158,464,594

The difference between book basis and tax basis distributable earnings is primarily due to timing differences of wash sales and open return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $11,403,660.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's

14

expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

15

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares of interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—
Class S	1.25%	12/31/16	4,506	—	6,663

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $101,905,376 and $296,267,826, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

For the Year Ended December 31, 2013

	Shares Sold	Shares Redeemed	Total
Class I	154,212	(5,877,454)	(5,723,242)
Class S	600,166	(320,201)	279,965
For the Year Ended December 31, 2012

	Shares Sold	Shares Redeemed	Total
Class I	553,983	(1,626,755)	(1,072,772)
Class S	873,826	(336,962)	536,864

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$30.97	$27.55	$27.42	$21.25	$16.14
Income From Investment Operations:
Net Investment Income (Loss)‡	(.19)	(.10)	(.15)	(.11)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	10.29	3.52	.28	6.28	5.14
Total From Investment Operations	10.10	3.42	.13	6.17	5.11
Net Asset Value, End of Year	$41.07	$30.97	$27.55	$27.42	$21.25
Total Return††	32.61%@	12.41%@	.47%	29.04%	31.66%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$68.6	$229.0	$233.2	$266.0	$234.1
Ratio of Gross Expenses to Average Net Assets#	.99%	.99%	1.01%	1.02%	1.01%
Ratio of Net Expenses to Average Net Assets§	.99%	.99%	1.01%	1.02%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.57)%	(.34)%	(.54)%	(.49)%	(.16)%
Portfolio Turnover Rate	43%	38%	35%	46%	67%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$30.21	$26.94		$26.87	$20.87	$15.89
Income From Investment Operations:
Net Investment Income (Loss)‡	(.26)	(.17)		(.21)	(.16)	(.08)
Net Gains or Losses on Securities (both realized and unrealized)	10.00	3.44		.28	6.16	5.06
Total From Investment Operations	9.74	3.27		.07	6.00	4.98
Net Asset Value, End of Year	$39.95	$30.21		$26.94	$26.87	$20.87
Total Return††	32.24%@	12.14	%@	.26%	28.75%	31.34%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$127.8	$88.2		$64.2	$59.2	$43.2
Ratio of Gross Expenses to Average Net Assets#	1.26%	1.24%		1.26%	1.27%	1.27%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25	%Ø	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.76)%	(.57)%		(.78)%	(.73)%	(.44)%
Portfolio Turnover Rate	43%	38%		35%	46%	67%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  Had the Fund not received class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively. Had the Fund not received the class action proceeds as listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return for Class S.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contracts. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2012
Mid Cap Growth Portfolio Class S	1.24%

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

21

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

26

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Mid Cap Growth Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of

29

investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives,

30

policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

31

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2013
B1012 02/14

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Intrinsic Value Portfolio Class I generated a total return of 37.05% for the fiscal year ended December 31, 2013, outperforming its benchmark, the Russell Midcap® Value Index, which returned 33.46% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

The strong gains achieved during 2013 were ahead of our expectations at the beginning of the year, but highlight the upside of our long-term value strategy of investing in companies selling at meaningful discounts to intrinsic value.1 In 2013, the market recognized that value, despite punishing many of our holdings during 2012.

Throughout the past year, the backdrop for equity investing was very favorable, given low rates of inflation, accommodative monetary policy with interest rates at historically low levels, a slowly growing but expanding domestic economy and stabilization (for the most part) of international economies. The equity markets responded to this benign environment by boosting the average earnings multiple of the Russell Midcap Value Index to approximately 17 times forward earnings from around 14 times at the beginning of the year. The expansion of the earnings multiple accounted for much of the gains in the index, as earnings growth remained sluggish.

The recent announcement by the Federal Reserve (the Fed) to reduce its monthly purchases of U.S. Treasuries and mortgage securities by $5 billion each, validated, in our opinion, the idea that the domestic economic recovery is self-sustaining. Recent economic indicators such as durable goods orders, consumer spending, payrolls and housing data confirm this point of view. It is also important to point out that the Fed is only "tapering" and is expected to continue to grow its balance sheet during 2014. At the same time, the Fed committed to keeping the Federal Funds rate near 0% for an extended period of time. Looking toward 2014, monetary policy will likely remain a tailwind for equity investing. While, in our view, the equity markets are long overdue for a meaningful correction (after almost two years without one), it has been rare to see a bear market together with prolonged accommodative monetary policy and accelerating economic activity.

For the reporting period, the Portfolio's outperformance was led by 2012's underperformers (primarily Safeway and Best Buy) bouncing back from very depressed levels, based on improving financial results and corporate actions. The Portfolio also benefited from takeovers of Virgin Media, NV Energy and BMC Software. Our overweight positions in the Consumer Discretionary and Consumer Staples sectors and our underweight in the Utilities sector also added to performance. Detracting from performance during the year was Nuance, which reported disappointing earnings. Agrium, Brinks and Cablevision also hurt results, and we sold our positions in these three companies. Our underweight in the Financial Services sector also detracted from relative performance.

It appears that U.S. economic growth has finally reached the point where monetary stimulus can be reduced and eventually eliminated. Stronger economic activity has led to higher interest rates, ending the multi-year performance run in the bond market. With most investors believing there is less risk to the global economies money has moved back into the equity markets, which have had above-trend performance over the last several years. As a result, equity valuations have recovered to what we think are more normal levels. While we continue to identify undervalued cash-generating franchises with the potential for positive corporate events, these companies are becoming harder to uncover. However, we believe that, given the recent sluggishness in earnings growth, the mergers-and-acquisitions market might accelerate during 2014; as such, our companies could become targets for activist investors or merger overtures that could benefit the portfolio. Unlike the last few years, when we were concerned about the sustainability of economic activity and deflation, we are now more concerned about an over-acceleration of economic growth to the point where inflation accelerates and the Fed has to reverse course in a much more meaningful way than has been announced thus far. This could lead to a spike in interest rates and, in our opinion, an end to the current bull market. While a risk, we don't see

1

this scenario playing out in 2014. As a result, we believe our portfolio can continue to generate attractive returns moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	7.5
Energy	5.8
Financial Services	16.7
Health Care	8.3
Materials & Processing	4.0
Producer Durables	19.6
Technology	15.8
Utilities	6.5
Short-Term Investments	3.6
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 12/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	37.05%	22.32%	8.85%	8.77%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	36.71%	22.06%	8.66%	8.61%
Russell Midcap® Value Index1,3		33.46%	21.16%	10.25%	10.19%
Russell Midcap® Index1,3		34.76%	22.36%	10.22%	9.83%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.07% and 1.32% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO
Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13	Expense Ratio
Class I	$1,000.00	$1,161.90	$5.56	1.02%
Class S	$1,000.00	$1,159.80	$6.80	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.06	$5.19	1.02%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (96.8%)

Aerospace & Defense (8.7%)
40,050	General Dynamics Corp.	$3,826,777
38,300	Rockwell Collins, Inc.	2,831,136
95,600	Spirit Aerosystems Holdings, Inc. Class A	3,258,048	*
76,100	Textron, Inc.	2,797,436
		12,713,397
Auto Components (1.7%)
30,300	Lear Corp.	2,453,391

Capital Markets (2.0%)
40,400	State Street Corp.	2,964,956

Chemicals (2.6%)
38,700	Ashland, Inc.	3,755,448

Commercial Banks (5.9%)
76,900	BankUnited, Inc.	2,531,548
52,800	BB&T Corp.	1,970,496
53,400	Comerica, Inc.	2,538,636
163,600	Huntington Bancshares, Inc.	1,578,740
		8,619,420
Commercial Services & Supplies (6.8%)
73,900	ADT Corp.	2,990,733
168,700	Covanta Holding Corp.	2,994,425
49,500	Republic Services, Inc.	1,643,400
58,800	Tyco International Ltd.	2,413,152
		10,041,710
Construction & Engineering (2.1%)
94,400	KBR, Inc.	3,010,416

Containers & Packaging (1.0%)
30,150	Avery Dennison Corp.	1,513,229

Electric Utilities (2.8%)
46,600	Edison International	2,157,580
35,800	Pinnacle West Capital Corp.	1,894,536
		4,052,116
Electrical Equipment (1.0%)
20,800	Regal-Beloit Corp.	1,533,376

Electronic Equipment, Instruments & Components (3.5%)
73,700	Dolby Laboratories, Inc. Class A	$2,841,872	*
294,300	Flextronics International Ltd.	2,286,711	*
		5,128,583
Energy Equipment & Services (1.9%)
46,500	Cameron International Corp.	2,768,145	*

Food & Staples Retailing (7.6%)
60,900	CVS Caremark Corp.	4,358,613
206,350	Safeway, Inc.	6,720,819
		11,079,432
Health Care Equipment & Supplies (4.1%)
49,800	Covidien PLC	3,391,380
28,200	Zimmer Holdings, Inc.	2,627,958
		6,019,338
Health Care Providers & Services (4.0%)
34,400	Cardinal Health, Inc.	2,298,264
60,100	Omnicare, Inc.	3,627,636
		5,925,900
Independent Power Producers & Energy Traders (1.9%)
193,800	AES Corp.	2,812,038

IT Services (5.7%)
80,300	Amdocs Ltd.	3,311,572
49,200	Teradata Corp.	2,238,108	*
160,300	Western Union Co.	2,765,175
		8,314,855
Machinery (1.5%)
14,800	Valmont Industries, Inc.	2,206,976

Multi-Utilities (1.8%)
114,000	CenterPoint Energy, Inc.	2,642,520

Multiline Retail (1.9%)
48,900	Kohl's Corp.	2,775,075

Oil, Gas & Consumable Fuels (3.9%)
56,100	Devon Energy Corp.	3,470,907
16,638	Energy Transfer Partners L.P.	952,526
33,400	Southwestern Energy Co.	1,313,622	*
		5,737,055

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Pharmaceuticals (0.2%)
6,225	Mallinckrodt PLC	$325,319	*

Real Estate Investment Trusts (4.9%)
126,277	Corrections Corporation of America	4,049,703
113,700	Starwood Property Trust, Inc.	3,149,490
		7,199,193
Road & Rail (3.1%)
65,900	Avis Budget Group, Inc.	2,663,678	*
66,700	Hertz Global Holdings, Inc.	1,908,954	*
		4,572,632
Semiconductors & Semiconductor Equipment (1.7%)
86,000	Skyworks Solutions, Inc.	2,456,160	*

Software (6.9%)
107,100	Cadence Design Systems, Inc.	1,501,542	*
42,700	Check Point Software Technologies Ltd.	2,755,004	*
214,000	Nuance Communications, Inc.	3,252,800	*
109,300	Symantec Corp.	2,577,294
		10,086,640
Specialty Retail (5.6%)
48,900	Best Buy Co., Inc.	1,950,132
151,200	Express, Inc.	2,822,904	*
213,400	Staples, Inc.	3,390,926
		8,163,962
Thrifts & Mortgage Finance (2.0%)
195,900	People's United Financial, Inc.	2,962,008
	Total Common Stocks (Cost $107,095,731)	141,833,290

Short-Term Investments (3.6%)
5,321,977	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,321,977)	5,321,977
	Total Investments (100.4%) (Cost $112,417,708)	147,155,267	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(571,241)
	Total Net Assets (100.0%)	$146,584,026

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$141,833,290	$—	$—	$141,833,290
Short-Term Investments	—	5,321,977	—	5,321,977
Total Investments	$141,833,290	$5,321,977	$—	$147,155,267

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $112,421,005. Gross unrealized appreciation of investments was $35,682,218 and gross unrealized depreciation of investments was $947,956, resulting in net unrealized appreciation of $34,734,262, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$147,155,267
Dividends and interest receivable	308,514
Receivable for Fund shares sold	294,228
Prepaid expenses and other assets	1,708
Total Assets	147,759,717

Liabilities
Payable for Fund shares redeemed	981,571
Payable to investment manager (Note B)	67,292
Payable to administrator—net (Note B)	51,370
Accrued expenses and other payables	75,458
Total Liabilities	1,175,691
Net Assets	$146,584,026
Net Assets consist of:
Paid-in capital	$130,335,491
Undistributed net investment income (loss)	1,450,497
Accumulated net realized gains (losses) on investments	(19,939,521)
Net unrealized appreciation (depreciation) in value of investments	34,737,559
Net Assets	$146,584,026

Net Assets
Class I	$84,122,244
Class S	62,461,782
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,135,463
Class S	3,431,474
Net Asset Value, offering and redemption price per share
Class I	$16.38
Class S	18.20
*Cost of Investments	$112,417,708

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust
MID CAP INTRINSIC VALUE PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,982,300
Interest and other income—unaffiliated issuers	5,609
Foreign taxes withheld (Note A)	(2,393)
Total income	$2,985,516

Expenses:
Investment management fees (Note B)	748,439
Administration fees (Note B):
Class I	228,607
Class S	179,632
Distribution fees (Note B):
Class S	149,693
Audit fees	44,835
Custodian and accounting fees	58,658
Insurance expense	4,313
Legal fees	60,409
Shareholder reports	32,173
Trustees' fees and expenses	41,990
Miscellaneous	5,270
Total expenses	1,554,019
Expenses reimbursed by Management (Note B)	(19,254)
Total net expenses	1,534,765
Net investment income (loss)	$1,450,751

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	15,936,620
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	24,718,127
Net gain (loss) on investments	40,654,747
Net increase (decrease) in net assets resulting from operations	$42,105,498

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	MID CAP INTRINSIC VALUE PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,450,751	$1,467,571
Net realized gain (loss) on investments	15,936,620	8,362,432
Change in net unrealized appreciation (depreciation) of investments	24,718,127	8,026,866
Net increase (decrease) in net assets resulting from operations	42,105,498	17,856,869

Distributions to Shareholders From (Note A):
Net investment income:
Class I	(907,815)	(410,743)
Class S	(537,739)	(193,942)
Net realized gain on investments:
Class I	—	(17,680,175)
Class S	—	(12,932,617)
Total distributions to shareholders	(1,445,554)	(31,217,477)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	15,148,369	5,251,795
Class S	8,686,977	4,534,614
Proceeds from reinvestment of dividends and distributions:
Class I	907,815	18,090,918
Class S	537,739	13,126,559
Payments for shares redeemed:
Class I	(22,644,266)	(17,388,041)
Class S	(18,198,542)	(13,971,174)
Net increase (decrease) from Fund share transactions	(15,561,908)	9,644,671

Net Increase (Decrease) in Net Assets	25,098,036	(3,715,937)
Net Assets:
Beginning of year	121,485,990	125,201,927
End of year	$146,584,026	$121,485,990
Undistributed net investment income (loss) at end of year	$1,450,497	$1,448,230

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $163,611.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

13

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010-2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to prior year accumulated balance adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(20,822)	$(2,930)	$23,752

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,445,554	$604,685	$—	$30,612,792	$1,445,554	$31,217,477

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,450,469	$4,095,539	$34,734,262	$(24,031,735)	$—	$16,248,535

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, partnership adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$24,031,735

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $11,827,666.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2013, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2013, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include

15

the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating

16

Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.50%	12/31/16	$—	$—	$—
Class S	1.25%	12/31/20	41,438	36,201	19,254

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $44,694,918 and $54,659,187, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

For the Year Ended December 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,039,121	58,531	(1,583,009)	(485,357)
Class S	537,511	31,191	(1,122,710)	(554,008)

17

For the Year Ended December 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	374,927	1,530,534	(1,196,050)	709,411
Class S	289,590	999,738	(884,415)	404,913

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$12.09	$14.26	$15.36	$12.26	$8.60
Income From Investment Operations:
Net Investment Income (Loss)‡	.17	.18	.06	.07	.07
Net Gains or Losses on Securities (both realized and unrealized)	4.30	1.94	(1.06)	3.13	3.93
Total From Investment Operations	4.47	2.12	(1.00)	3.20	4.00
Less Distributions From:
Net Investment Income	(.18)	(.10)	(.10)	(.10)	(.18)
Net Capital Gains	—	(4.19)	—	—	(.16)
Total Distributions	(.18)	(4.29)	(.10)	(.10)	(.34)
Net Asset Value, End of Year	$16.38	$12.09	$14.26	$15.36	$12.26
Total Return††	37.05%@	15.53%	(6.50)%	26.18%	46.56%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$84.1	$68.0	$70.0	$134.6	$86.1
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.07%	1.07%	1.06%	1.06%
Ratio of Net Expenses to Average Net Assets§	1.03%	1.07%	1.07%	1.06%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.16%	1.27%	.42%	.54%	.67%
Portfolio Turnover Rate	35%	29%	95%	39%	51%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.43	$15.41	$16.59	$13.21	$9.22
Income From Investment Operations:
Net Investment Income (Loss)‡	.15	.17	.05	.04	.06
Net Gains or Losses on Securities (both realized and unrealized)	4.77	2.10	(1.16)	3.39	4.20
Total From Investment Operations	4.92	2.27	(1.11)	3.43	4.26
Less Distributions From:
Net Investment Income	(.15)	(.06)	(.07)	(.05)	(.11)
Net Capital Gains	—	(4.19)	—	—	(.16)
Total Distributions	(.15)	(4.25)	(.07)	(.05)	(.27)
Net Asset Value, End of Year	$18.20	$13.43	$15.41	$16.59	$13.21
Total Return††	36.71%@	15.37%	(6.70)%	25.99%	46.16%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$62.5	$53.5	$55.2	$62.5	$57.8
Ratio of Gross Expenses to Average Net Assets#	1.28%	1.32%	1.32%	1.30%	1.29%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	.95%	1.09%	.32%	.30%	.61%
Portfolio Turnover Rate	35%	29%	95%	39%	51%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  Had the Fund not received the class action proceeds as listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Intrinsic Value Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Intrinsic Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

22

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2013 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Mid Cap Intrinsic Value Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation

30

of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or

31

Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares
Annual Report
December 31, 2013
B1011 02/14

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio Class I generated a 0.62% total return for the fiscal year ended December 31, 2013, underperforming its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which advanced 0.64% for the same period.

2013 was a challenging year for fixed income markets. Economic data were positive overall and rates moved higher amid expectations that the U.S. Federal Reserve (the Fed) would begin tapering its asset purchase program. The Fed's decision to pare its monthly purchases in December was somewhat of a surprise for the markets. So too was the Fed's forward guidance that suggested that it would no longer explicitly tie the Fed Funds rate to a 6.5% unemployment rate. For the year as a whole, the yield curve steepened, as the yield on the two-year Treasury rose 13 basis points (bps), while the 10-year Treasury yield increased 127 bps. Most non-Treasury securities modestly outperformed equal-duration Treasuries in 2013. Still, aside from high yield bonds and bank loans, the majority of spread sectors generated negative absolute returns during the reporting period.

The Portfolio's yield curve positioning modestly detracted from performance during the 12-month reporting period. In contrast, the Portfolio's allocations to commercial mortgage-backed securities, mortgage-backed securities (MBS) and asset-backed securities (ABS) contributed to results. Our investment grade corporate bond exposure was also beneficial, albeit to a lesser extent. Treasury futures were used sparingly during the reporting period to help manage our duration and yield curve positioning.

The Portfolio maintained its overall positioning during the period, with an overweight to the spread sectors and an underweight to Treasuries. That being said, several modest adjustments were made to the Portfolio, including paring its exposures to investment grade corporate bonds, non-agency MBS and fixed-rate ABS. In contrast, we added to the Portfolio's agency MBS allocation. Finally, we also actively participated in the investment grade corporate bond new issuance market.

Looking ahead, while we anticipate some economic improvement in 2014, in our opinion, growth will likely be far from robust. Our outlook for interest rates is naturally tied to the future actions by the Fed. We anticipate seeing a fairly seamless transition to Janet Yellen as Fed chair and a continuation of Bernanke-era policies. We believe the Fed's recent decision to modestly taper its asset purchases and, at the same time, reiterate its plan to keep the Fed Funds rate on hold, should serve to clarify its intentions for the future.

We believe the 30-year tailwind of declining market rates is behind us and we believe bond investors must deal with the notion that U.S. rates will have an upward bias from here. However, the severity and pace of those increases is subject to dispute. Indeed, we believe that the Fed is likely to be measured in its approach, while growth and inflation trends suggest to us that the 10-year Treasury is near fair value. We anticipate maintaining our long-held strategy of overweighting non-Treasury securities, as we feel it is appropriate in order to achieve a favorable risk/return relationship over time.

Sincerely,

THOMAS SONTAG, MICHAEL J. FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	10.8%
Corporate Debt Securities	38.1
Mortgage-Backed Securities	29.7
U.S. Treasury Securities	18.6
Short-Term Investments	2.6
Cash, receivables and other assets, less liabilities	0.2
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 12/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	0.62%	4.72%	1.98%	5.34%
Barclays 1-3 Year U.S. Government/Credit Index1,2		0.64%	2.02%	2.91%	5.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended December 31, 2013, the 30-day SEC yield was 0.69% for Class I shares.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 0.82% for Class I shares (before expense reimbursements and/or fee waivers, if any).

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Portfolio's commencement of operations.

2  The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the Credit Index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
Class I	$1,000.00	$1,006.20	$3.84
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,021.37	$3.87

*  Expenses are equal to the annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Short Duration Bond Portfolio

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (18.6%)
$4,000,000	U.S. Treasury Notes, 1.00%, due 1/15/14	$4,001,248
5,000,000	U.S. Treasury Notes, 1.75%, due 3/31/14	5,020,115
10,635,000	U.S. Treasury Notes, 2.13%, due 11/30/14	10,823,601
295,000	U.S. Treasury Notes, 0.38%, due 3/15/15	295,611
19,715,000	U.S. Treasury Notes, 0.63%, due 7/15/16 - 12/15/16	19,684,002
2,500,000	U.S. Treasury Notes, 0.88%, due 9/15/16	2,514,845
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $42,493,781)	42,339,422

Mortgage-Backed Securities (29.7%)

Adjustable Mixed Balance (2.3%)
2,286,382	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.60%, due 9/20/36	1,612,379	µ
1,646,476	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.59%, due 5/25/34	1,627,162	µ
336,629	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.29%, due 6/19/34	319,075	µ
1,762,531	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.53%, due 12/25/34	1,791,585	µ
		5,350,201
Collateralized Mortgage Obligations (0.3%)
678,320	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.38%, due 9/26/33	671,609

Commercial Mortgage-Backed (16.2%)
2,684,000	Banc of America Commercial Mortgage, Inc., Ser. 2005-2, Class A5, 4.86%, due 7/10/43	2,792,173
2,253,429	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	2,258,617
307,672	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	311,389	µ
4,650,000	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	4,648,214
1,943,125	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.79%, due 6/15/38	2,115,694	µ
1,483,474	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	1,497,245
2,300,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	2,476,433
2,300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	2,454,146
1,824,512	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	1,832,067	ñ
5,180,747	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	5,195,906
1,641,190	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	1,668,438	ñ
3,664,302	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	3,861,248
36,926	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.31%, due 12/15/44	36,913	µ
3,787,943	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	4,037,837
1,668,337	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	1,689,592	ñ
		36,875,912
Mortgage-Backed Non-Agency (1.7%)
775,377	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	828,746	ñ
2,357,649	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,532,632	ñ
460,175	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	490,371	ñ
		3,851,749

See Notes to Schedule of Investments

5

PRINCIPAL AMOUNT		VALUE†
Fannie Mae (5.0%)
$2,732,688	Pass-Through Certificates, 3.50%, due 10/1/25	$2,859,427
4,407,835	Pass-Through Certificates, 3.00%, due 9/1/27	4,503,406
3,720,663	Pass-Through Certificates, 4.50%, due 5/1/41	3,955,320
		11,318,153
Freddie Mac (4.2%)
7,899	Pass-Through Certificates, 10.00%, due 4/1/20	7,933
2,712,825	Pass-Through Certificates, 3.50%, due 5/1/26	2,828,679
3,689,364	Pass-Through Certificates, 3.00%, due 1/1/27	3,760,945
2,934,585	Pass-Through Certificates, 4.50%, due 11/1/39	3,107,450
		9,705,007
	Total Mortgage-Backed Securities (Cost $68,830,149)	67,772,631

Corporate Debt Securities (38.1%)

Auto Manufacturers (1.9%)
2,215,000	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	2,232,157	ñ
1,980,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	1,993,409
		4,225,566
Banks (11.7%)
980,000	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	982,189
1,110,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	1,167,726
3,130,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	3,193,483
1,280,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	1,293,758
6,300,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	6,385,163
860,000	KeyBank N.A., Senior Unsecured Bank Notes, 1.10%, due 11/25/16	858,114
2,975,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	3,031,736
480,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	486,416
1,445,000	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 0.90%, due 1/18/16	1,442,168
4,875,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	4,943,552
2,780,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	2,810,146
		26,594,451
Beverages (2.0%)
4,295,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.80%, due 1/15/16	4,291,783
280,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	280,078	ñ
		4,571,861
Commercial Services (0.9%)
1,760,000	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	1,760,533	ñ
305,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	305,223	ñ
		2,065,756
Computers (2.8%)
1,300,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	1,328,610
5,050,000	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	5,070,407
		6,399,017
Diversified Financial Services (5.6%)
1,900,000	American Honda Finance Corp., Unsecured Notes, 1.00%, due 8/11/15	1,907,448	ñ
1,510,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	1,623,864
1,880,000	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,918,029

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
$2,145,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	$2,150,247
1,890,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 1.50%, due 7/12/16	1,909,851
1,405,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	1,409,632	ñ
1,900,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	1,910,760
		12,829,831
Electronics (0.4%)
1,000,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	995,574

Food (0.6%)
660,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	668,383
765,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	766,102	ñ
		1,434,485
Insurance (0.4%)
900,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.95%, due 8/15/16	904,019

Internet (0.6%)
1,310,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	1,309,411

Machinery—Construction & Mining (0.7%)
1,490,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 11/25/16	1,481,242

Media (3.1%)
3,250,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	3,346,691
3,430,000	NBC Universal Media LLC, Guaranteed Notes, 2.10%, due 4/1/14	3,444,636
350,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	348,427
		7,139,754
Mining (0.6%)
1,280,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	1,289,181

Oil & Gas (0.5%)
500,000	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	498,127
615,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	615,513
		1,113,640
Pharmaceuticals (4.5%)
3,420,000	AbbVie, Inc., Senior Unsecured Notes, 1.20%, due 11/6/15	3,454,761
1,555,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	1,577,537
500,000	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	499,678
935,000	Mylan, Inc., Guaranteed Notes, 1.80%, due 6/24/16	953,192	ñ
485,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, due 11/29/16	484,074
2,250,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	2,325,008
975,000	Perrigo Co. PLC, Guaranteed Notes, 1.30%, due 11/8/16	971,548	ñ
		10,265,798
Pipelines (0.7%)
815,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	820,415
875,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	877,544
		1,697,959

See Notes to Schedule of Investments

7

PRINCIPAL AMOUNT		VALUE†
Retail (0.2%)
$380,000	CVS Caremark Corp., Senior Unsecured Notes, 1.20%, due 12/5/16	$380,356

Telecommunications (0.9%)
1,915,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	1,980,039

	Total Corporate Debt Securities (Cost $85,696,069)	86,677,940

Asset-Backed Securities (10.8%)
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.41%, due 5/15/20	6,802,634	µ
3,705,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.26%, due 4/24/17	3,702,540	µ
984,487	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	984,540
255,983	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	256,160
674,179	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.33%, due 11/23/22	671,853	µ
1,579,211	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	1,579,367
1,879,797	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.39%, due 1/25/21	1,878,468	µ
3,911,749	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.32%, due 4/25/23	3,900,937	µ
1,558,664	SLM Student Loan Trust, Ser. 2013-2, Class A, 0.61%, due 9/25/26	1,556,736	µ
3,598,875	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.33%, due 6/25/36	3,198,327	µ
	Total Asset-Backed Securities (Cost $24,886,334)	24,531,562

NUMBER OF SHARES
Short-Term Investments (2.6%)
5,864,254	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,864,254)	5,864,254
	Total Investments (99.8%) (Cost $227,770,587)	227,185,809	##
	Cash, receivables and other assets, less liabilities (0.2%)	481,826
	Total Net Assets (100.0%)	$227,667,635

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Short Duration Bond Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond Portfolio (cont'd)

Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$42,339,422	$—	$42,339,422
Mortgage-Backed Securities^	—	67,772,631	—	67,772,631
Corporate Debt Securities^	—	86,677,940	—	86,677,940
Asset-Backed Securities	—	24,531,562	—	24,531,562
Short-Term Investments	—	5,864,254	—	5,864,254
Total Investments	$—	$227,185,809	$—	$227,185,809

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $228,904,224. Gross unrealized appreciation of investments was $850,729 and gross unrealized depreciation of investments was $2,569,144, resulting in net unrealized depreciation of $1,718,415, based on cost for U.S. federal income tax purposes.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of December 31, 2013, and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2013, these securities amounted to $19,627,759 or 8.6% of net assets for the Fund.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
SHORT DURATION BOND PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$227,185,809
Interest receivable	778,195
Receivable for Fund shares sold	363,708
Prepaid expenses and other assets	4,735
Total Assets	228,332,447

Liabilities
Payable for Fund shares redeemed	452,978
Payable to investment manager (Note B)	48,227
Payable to administrator (Note B)	77,163
Accrued expenses and other payables	86,444
Total Liabilities	664,812
Net Assets	$227,667,635

Net Assets consist of:
Paid-in capital	$305,562,524
Undistributed net investment income (loss)	3,296,078
Accumulated net realized gains (losses) on investments	(80,606,189)
Net unrealized appreciation (depreciation) in value of investments	(584,778)
Net Assets	$227,667,635

Shares Outstanding ($.001 par value; unlimited shares authorized)	21,120,866
Net Asset Value, offering and redemption price per share	$10.78
*Cost of Investments	$227,770,587

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust
SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$3,203,127

Expenses:
Investment management fees (Note B)	556,925
Administration fees (Note B)	891,080
Audit fees	55,185
Custodian and accounting fees	92,699
Insurance expense	8,574
Legal fees	99,406
Shareholder reports	18,213
Trustees' fees and expenses	41,990
Miscellaneous	16,221
Total net expenses	1,780,293
Net investment income (loss)	$1,422,834

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,251,276)
Financial futures contracts	4,923

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,160,752
Net gain (loss) on investments	(85,601)
Net increase (decrease) in net assets resulting from operations	$1,337,233

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,422,834	$2,914,425
Net realized gain (loss) on investments	(2,246,353)	(6,923,427)
Change in net unrealized appreciation (depreciation) of investments	2,160,752	15,036,764
Net increase (decrease) in net assets resulting from operations	1,337,233	11,027,762

Distributions to Shareholders From (Note A):
Net investment income	(4,926,694)	(7,045,678)

From Fund Share Transactions (Note D):
Proceeds from shares sold	48,819,235	29,582,967
Proceeds from reinvestment of dividends and distributions	4,926,694	7,045,678
Payments for shares redeemed	(49,081,536)	(59,582,782)
Net increase (decrease) from Fund share transactions	4,664,393	(22,954,137)

Net Increase (Decrease) in Net Assets	1,074,932	(18,972,053)

Net Assets:
Beginning of year	226,592,703	245,564,756
End of year	$227,667,635	$226,592,703
Undistributed net investment income (loss) at end of year	$3,296,078	$4,925,310

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $267.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

14

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to paydown gains and losses, amortization of bond premium and capital loss carryforwards expiring. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(4,632,986)	$1,874,628	$2,758,358

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Total
2013	2012	2013	2012
$4,926,694	$7,045,678	$4,926,694	$7,045,678

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,296,078	$(1,718,415)	$(79,472,552)	$—	$(77,894,889)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, amortization of bond premium and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2014	2015	2016	2017	2018
$3,820,726	$514,506	$—	$45,541,698	$7,896,656

15

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$20,311,761	$1,387,205

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

The Fund had $4,632,986 of capital loss carryforwards that expired during the year ended December 31, 2013.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the year ended December 31, 2013, the Fund's use of derivatives, as described below, was limited to financial futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

16

Financial futures contracts: During the year ended December 31, 2013, the Fund entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. There were no financial futures contracts outstanding at December 31, 2013.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the year ended December 31, 2013, the average notional value of financial futures contracts for short positions was $(338,942).

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2013, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Futures Contracts	$4,923	Net realized gain (loss) on: financial futures contracts
Total Realized Gain (Loss)	$4,923

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

18

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended December 31, 2013 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$88,653,631	$65,116,093	$69,869,946	$84,596,518

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

	For the Year Ended December 31,
	2013	2012
Shares Sold	4,458,664	2,696,181
Shares Issued on Reinvestment of Dividends and Distributions	457,871	645,209
Shares Redeemed	(4,482,544)	(5,402,599)
Total	433,991	(2,061,209)

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should

19

be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

20

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.95	$10.79	$11.20	$11.22	$10.71
Income From Investment Operations:
Net Investment Income (Loss)‡	.07	.13	.19	.24	.43
Net Gains or Losses on Securities (both realized and unrealized)	(.00)	.37	(.16)	.36	.98
Total From Investment Operations	.07	.50	.03	.60	1.41
Less Distributions From:
Net Investment Income	(.24)	(.34)	(.44)	(.62)	(.90)
Net Asset Value, End of Year	$10.78	$10.95	$10.79	$11.20	$11.22
Total Return††	.62%@	4.61%	.29%	5.28%	13.33%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$227.7	$226.6	$245.6	$287.3	$350.0
Ratio of Gross Expenses to Average Net Assets#	.80%	.82%	.81%	.81%	.79%
Ratio of Net Expenses to Average Net Assets§	.80%	.82%	.81%	.81%	.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	.64%	1.20%	1.73%	2.07%	3.87%
Portfolio Turnover Rate	72%	67%	74%	70%	47%

See Notes to Financial Highlights

21

Notes to Financial Highlights Short Duration Bond Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Short Duration Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

23

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

28

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

30

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Short Duration Bond Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following

31

factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman Fixed Income LLC ("NBFI"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or NBFI used brokers to execute Fund transactions that provide research and other services to Management or NBFI and the types of benefits potentially derived from such services by Management, NBFI, the Fund and other clients of Management and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Noting that the Fund's management

32

fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

33

Neuberger Berman
Advisers Management Trust

Small Cap Growth Portfolio

S Class Shares
Annual Report
December 31, 2013
D0081 02/14

Small Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Small Cap Growth Portfolio Class S generated a 45.83% total return for the fiscal year ended December 31, 2013, outperforming its benchmark, the Russell 2000® Growth Index, which advanced 43.30%.

Looking back, 2013's equity market exceeded expectations and provided especially impressive performance given the lack of traditional catalysts, such as strong, accelerating earnings growth, a declining interest rate environment, robust economic indicators or even consistent and substantial cash inflows. So what, then, was the driver of this buoyant market? We believe 2013's substantial but positive disconnect between price and fundamentals was courtesy of the U.S. Federal Reserve's (the Fed's) highly accommodative monetary policies. While we won't endeavor to complain about the resulting lofty returns, there is no denying that the first half of the year proved trying for active managers as positive differentiation through strong fundamentals and strategic capital expenditures aimed at expanding market share took a clear back seat to lower expectations, slower growth and financial reallocations in the form of share repurchase and dividend programs.

Fortunately, the Fed's midyear introduction and year-end implementation of financial "tapering" served as notice that unlimited liquidity was not an indefinite trade, tilting the market's focus back toward fundamentals. Additionally, as the year progressed, the markets continued to be bolstered by strong economic data, broadly decent corporate earnings, lessening fiscal drag and a sliver of cooperation on the U.S. political front. As the hand-wringing around tapering evaporated and with a bare-minimum budget deal finally in place, business and consumer sentiment continued to improve, both of which we believe are critical to building momentum as the U.S. economy continues its transition from recovery to expansion mode.

For the year, the Portfolio was overweighted versus the benchmark in Consumer Discretionary and Information Technology (IT) and underweighted in Industrials, Materials and Consumer Staples. With respect to industry-level allocations, the strategy's decisions proved broadly additive. Of particular note, our avoidance of real estate investment trusts proved beneficial, while our underweight to biotech (a situation that we worked diligently to remedy over the course of the year) ultimately detracted. Our stock selection among commercial banks was additive. Drilling down to our holdings, Fifth & Pacific Companies was the top contributor to performance, while InnerWorkings was the leading detractor. Fifth & Pacific, a designer and marketer of retail-based brands, was boosted by management's divesture of its Juicy Couture and Lucky segments to focus solely on growing the promising Kate Spade brand. In contrast, InnerWorkings, a provider of global print management and promotional solutions, unexpectedly announced the loss of a major client, which resulted in a corresponding material downward earnings revision. We sold the position.

While we don't anticipate a repeat of 2013's indefatigable market and outsized returns, we also don't believe that we are facing a bubble that is in need of a meaningful and sustained broad correction. If we see continued improving global economic health and domestic tailwinds, such as lower energy costs and incremental improvements to both housing and labor, we expect it to foster a positive environment, leading to an increase in business confidence and capital expenditures to help feed economic expansion and initiate an upward inflection point for GDP growth. Furthermore, we believe valuations remain generally reasonable and even attractive for various small cap segments. As a result, we remain cautiously optimistic and anticipate that 2014 will provide a constructive environment for small cap growth stocks, but a year more closely tied to underlying fundamentals, growth rates and companies' ability to provide positive individual results.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Small Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	16.6%
Consumer Staples	4.5
Energy	2.5
Financials	7.0
Health Care	22.6
Industrials	13.5
Information Technology	25.1
Materials	4.4
Short-Term Investments	3.8
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return Ended 12/31/2013
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Small Cap Growth Portfolio Class S	07/12/2002	45.83%	18.18%	5.45%	6.71%
Russell 2000® Growth Index1,2		43.30%	22.58%	9.41%	11.40%
Russell 2000® Index1,2		38.82%	20.08%	9.07%	10.81%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.24% for Class S shares (before expense reimbursements and/or fee waivers, if any). This expense ratio was 1.40% after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is July 12, 2002, the Portfolio's commencement of operations.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 total market capitalization (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the market capitalization of the smallest company included in the Russell 2000 Index was roughly $129 million. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
Class S	$1,000.00	$1,238.70	$7.90
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,018.15	$7.12

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Small Cap Growth Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (96.7%)

Aerospace & Defense (4.8%)
7,200	DigitalGlobe, Inc.	$296,280	*
4,925	HEICO Corp.	285,404
3,100	Moog, Inc. Class A	210,614	*
9,600	Orbital Sciences Corp.	223,680	*
		1,015,978
Auto Components (1.3%)
9,900	Gentherm, Inc.	265,419	*

Biotechnology (6.5%)
8,100	ACADIA Pharmaceuticals, Inc.	202,419	*
2,300	Aegerion Pharmaceuticals, Inc.	163,208	*
5,500	Alkermes PLC	223,630	*
27,700	Dyax Corp.	208,581	*
28,700	MiMedx Group, Inc.	250,838	*
5,600	NPS Pharmaceuticals, Inc.	170,016	*
4,700	Receptos, Inc.	136,253	*
		1,354,945
Capital Markets (1.2%)
14,600	WisdomTree Investments, Inc.	258,566	*

Chemicals (1.6%)
9,700	PolyOne Corp.	342,895

Commercial Banks (4.5%)
5,300	First Financial Holdings, Inc.	352,503
8,700	Home BancShares, Inc.	324,945
8,400	Renasant Corp.	264,264
		941,712
Communications Equipment (1.1%)
16,800	Ruckus Wireless, Inc.	238,560	*

Construction & Engineering (1.1%)
7,400	Primoris Services Corp.	230,362

Containers & Packaging (1.4%)
31,100	Graphic Packaging Holding Co.	298,560	*

Diversified Consumer Services (2.7%)
7,000	Bright Horizons Family Solutions, Inc.	257,180	*
15,300	Carriage Services, Inc.	298,809
		555,989
Diversified Financial Services (1.3%)
10,700	Marlin Business Services Corp.	269,640

Electrical Equipment (2.2%)
3,850	Generac Holdings, Inc.	218,064
14,100	PowerSecure International, Inc.	242,097	*
		460,161
Electronic Equipment, Instruments & Components (2.4%)
4,200	Measurement Specialties, Inc.	254,898	*
7,050	Methode Electronics, Inc.	241,040
		495,938
Food & Staples Retailing (3.1%)
5,200	Natural Grocers by Vitamin Cottage, Inc.	220,740	*
1,900	PriceSmart, Inc.	219,526
2,900	United Natural Foods, Inc.	218,631	*
		658,897
Food Products (1.4%)
13,000	WhiteWave Foods Co. Class A	298,220	*

Health Care Equipment & Supplies (7.9%)
5,200	ArthroCare Corp.	209,248	*
6,000	Cynosure, Inc. Class A	160,080	*
12,400	Endologix, Inc.	216,256	*
9,700	Globus Medical, Inc. Class A	195,746	*
14,200	Novadaq Technologies, Inc.	234,158	*
9,400	Spectranetics Corp.	235,000	*
11,500	Tornier NV	216,085	*
6,500	Wright Medical Group, Inc.	199,615	*
		1,666,188
Health Care Providers & Services (4.5%)
6,600	Acadia Healthcare Co., Inc.	312,378	*
4,000	Amsurg Corp.	183,680	*
7,450	HealthSouth Corp.	248,234
5,600	Surgical Care Affiliates, Inc.	195,104	*
		939,396
Hotels, Restaurants & Leisure (3.9%)
5,000	Brinker International, Inc.	231,700
24,200	Orient-Express Hotels Ltd. Class A	365,662	*
15,000	Penn National Gaming, Inc.	214,950	*
		812,312
Internet & Catalog Retail (2.7%)
13,600	HomeAway, Inc.	555,968	*

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Internet Software & Services (10.6%)
6,100	Cornerstone OnDemand, Inc.	$325,374	*
1,350	CoStar Group, Inc.	249,183	*
6,300	Dealertrack Technologies, Inc.	302,904	*
4,900	Demandware, Inc.	314,188	*
9,800	E2open, Inc.	234,318	*
7,700	Marketo, Inc.	285,439	*
4,650	SPS Commerce, Inc.	303,645	*
6,000	Trulia, Inc.	211,620	*
		2,226,671
IT Services (4.3%)
5,150	Cardtronics, Inc.	223,767	*
5,800	EPAM Systems, Inc.	202,652	*
7,000	iGATE Corp.	281,120	*
4,500	MAXIMUS, Inc.	197,955
		905,494
Life Sciences Tools & Services (1.0%)
2,200	Techne Corp.	208,274

Machinery (1.0%)
5,500	TriMas Corp.	219,395	*

Multiline Retail (1.8%)
23,200	Tuesday Morning Corp.	370,272	*

Oil, Gas & Consumable Fuels (2.5%)
6,200	Bonanza Creek Energy, Inc.	269,514	*
5,250	Oasis Petroleum, Inc.	246,592	*
		516,106
Paper & Forest Products (1.3%)
4,900	KapStone Paper and Packaging Corp.
		273,714	*
Pharmaceuticals (2.9%)
7,800	Akorn, Inc.	192,114	*
4,300	GW Pharmaceuticals PLC ADR	178,622	*
5,900	Medicines Co.	227,858	*
		598,594
Professional Services (1.0%)
6,000	On Assignment, Inc.	209,520	*

Road & Rail (1.0%)
4,150	Old Dominion Freight Line, Inc.	220,033	*

Software (6.8%)
7,100	Aspen Technology, Inc.	$296,780	*
5,600	Guidewire Software, Inc.	274,792	*
2,700	NetSuite, Inc.	278,154	*
2,400	Tyler Technologies, Inc.	245,112	*
2,200	Ultimate Software Group, Inc.	337,084	*
		1,431,922
Specialty Retail (2.5%)
4,100	Asbury Automotive Group, Inc.	220,334	*
4,050	Tractor Supply Co.	314,199
		534,533
Textiles, Apparel & Luxury Goods (2.0%)
12,800	Fifth & Pacific Cos., Inc.	410,496	*

Trading Companies & Distributors (2.4%)
7,600	Air Lease Corp.	236,208
2,700	Watsco, Inc.	259,363
		495,571
	Total Common Stocks (Cost $17,219,237)	20,280,301
Short-Term Investments (3.8%)
802,120	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $802,120)	802,120
	Total Investments (100.5%) (Cost $18,021,357)	21,082,421	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(113,576)
	Total Net Assets (100.0%)	$20,968,845

6

Notes to Schedule of Investments Small Cap Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

7

Notes to Schedule of Investments Small Cap Growth Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$20,280,301	$—	$—	$20,280,301
Short-Term Investments	—	802,120	—	802,120
Total Investments	$20,280,301	$802,120	$—	$21,082,421

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the year ended December 31, 2013.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $18,045,750. Gross unrealized appreciation of investments was $3,078,703 and gross unrealized depreciation of investments was $42,032, resulting in net unrealized appreciation of $3,036,671, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
SMALL CAP GROWTH PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$21,082,421
Dividends and interest receivable	14,320
Receivable for securities sold	35,750
Receivable for Fund shares sold	63,348
Prepaid expenses and other assets	194
Total Assets	21,196,033

Liabilities
Payable for securities purchased	111,211
Payable for Fund shares redeemed	49,106
Payable to investment manager (Note B)	14,383
Payable to administrator—net (Note B)	220
Accrued expenses and other payables	52,268
Total Liabilities	227,188
Net Assets	$20,968,845

Net Assets consist of:
Paid-in capital	$16,455,051
Accumulated net realized gains (losses) on investments	1,452,730
Net unrealized appreciation (depreciation) in value of investments	3,061,064
Net Assets	$20,968,845

Shares Outstanding ($.001 par value; unlimited shares authorized)	1,089,385
Net Asset Value, offering and redemption price per share	$19.25
* Cost of Investments	$18,021,357

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust
SMALL CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$61,065
Interest and other income—unaffiliated issuers	535
Foreign taxes withheld (Note A)	(63)
Total income	$61,537

Expenses:
Investment management fees (Note B)	146,464
Administration fees (Note B)	51,693
Distribution fees (Note B)	43,078
Audit fees	44,635
Custodian and accounting fees	18,156
Insurance expense	524
Legal fees	7,539
Shareholder reports	10,874
Trustees' fees and expenses	41,990
Miscellaneous	1,563
Total expenses	366,516
Expenses reimbursed by Management (Note B)	(124,811)
Total net expenses	241,705
Net investment income (loss)	$(180,168)

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,412,771

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,222,223
Net gain (loss) on investments	6,634,994
Net increase (decrease) in net assets resulting from operations	$6,454,826

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	SMALL CAP GROWTH PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(180,168)	$(140,520)
Net realized gain (loss) on investments	4,412,771	1,434,113
Change in net unrealized appreciation (depreciation) of investments	2,222,223	163,581
Net increase (decrease) in net assets resulting from operations	6,454,826	1,457,174

From Fund Share Transactions (Note D):
Proceeds from shares sold	10,798,545	2,765,400
Payments for shares redeemed	(10,509,153)	(6,426,319)
Net increase (decrease) from Fund share transactions	289,392	(3,660,919)
Net Increase (Decrease) in Net Assets	6,744,218	(2,203,745)

Net Assets:
Beginning of year	14,224,627	16,428,372
End of year	$20,968,845	$14,224,627
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

11

Notes to Financial Statements Small Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $509.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

12

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010—2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to ordinary loss netting to reduce short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1)	$180,168	$(180,167)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,058,865	$418,258	$3,036,671	$—	$—	$4,513,794

The difference between book basis and tax basis distributable earnings is primarily due to timing differences of wash sales.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $2,712,892.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the

13

complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses

14

previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class S	1.40%	12/31/16	$153,311	$133,197	$124,811

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $46,547,891 and $46,961,710, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

	For the Year Ended December 31,
	2013	2012
Shares Sold	673,505	211,645
Shares Redeemed	(661,489)	(488,996)
Total	12,016	(277,351)

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms.

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Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

16

Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.20	$12.13	$12.26	$10.25	$8.35
Income From Investment Operations:
Net Investment Income (Loss)‡	(.17)	(.12)	(.14)	(.12)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	6.22	1.19	.01	2.13	1.99
Total From Investment Operations	6.05	1.07	(.13)	2.01	1.90
Net Asset Value, End of Year	$19.25	$13.20	$12.13	$12.26	$10.25
Total Return††	45.83%@	8.82%	(1.06)%	19.61%	22.75%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$21.0	$14.2	$16.4	$21.0	$16.0
Ratio of Gross Expenses to Average Net Assets#	2.13%	2.24%	2.20%	2.27%	2.46%
Ratio of Net Expenses to Average Net Assets§	1.40%	1.40%	1.41%	1.40%	1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.05)%	(.88)%	(1.11)%	(1.15)%	(1.08)%
Portfolio Turnover Rate	277%	282%	279%	243%	300%

See Notes to Financial Highlights

17

Notes to Financial Highlights Small Cap Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Small Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

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Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

20

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length and of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

24

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

26

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Small-Cap Growth Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC

27

("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance and steps that Management had under consideration to improve performance. The Board also considered Management's responsiveness with respect to the Fund's lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that Management incurred a loss on the Fund during the

28

review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

29

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares
S Class Shares
Annual Report
December 31, 2013
B1017 02/14

Socially Responsive Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio Class I generated a total return of 37.60% for the fiscal year ended December 31, 2013, outperforming its benchmark, the S&P 500 Index, which advanced 32.39%. Returns for the Portfolio's Class I and Class S shares are provided on page 2.

During 2013, the market benefited from a sharp reduction in policy uncertainty. In our view, the resolution of the fiscal cliff lowered equity risk premiums, paving the way for a more positive market environment.

With clarity on fiscal policy, we believe businesses were in a better position to plan for the future, resulting in increased mergers-and-acquisitions activity, share buybacks and dividend payouts, which served to buoy valuations while potentially supporting future earnings growth. Against this more constructive backdrop, housing, employment and consumer spending gained momentum throughout 2013. We also saw benefits within the market—and anticipate more to follow—from the North American energy renaissance. While energy-related companies are obvious early beneficiaries, we believe lower local energy costs are also helping U.S. manufacturers, and help make the U.S. more attractive for establishing new manufacturing operations here.

We're pleased with the Portfolio's 2013 performance. Our outperformance was primarily due to stock selection—what we believe we excel at, and where we believe we can add the most value over time. Strong results were broad-based, with the Portfolio outperforming in eight of the nine sectors where we had investments.

For the past several years, we've invested in businesses we believed were positioned to deliver advantaged growth within a slower economy—and these businesses have delivered. We focused on companies we believed could grow faster than their peers and GDP, with pricing power and, often, leverage to improving conditions, capitalizing on market volatility to buy them at compelling valuations. In 2013, after the fiscal cliff crisis eased, we began to see the relative performance of our stocks catch up to the absolute performance of their underlying businesses as investors largely recognized the companies' advantaged results.

For 2013, Financials contributed the most to our relative performance, led by IntercontinentalExchange Group, a financial exchange investment. Information Technology was another standout sector, with Texas Instruments, a longer-term holding, leading the way. Consumer Discretionary holdings also outperformed, with leaders Newell Rubbermaid, BorgWarner and O'Reilly Automotive benefitting from improving housing/construction and automotive markets.

Consumer Staples provided our weakest relative performance, based largely on Unilever, which saw decelerating earnings growth related to slowing consumer spending in emerging markets. The Portfolio also underperformed in Health Care, a sector we underweighted, relative to the benchmark, on payer concerns as governments wrestle with debt.

While many external risks remain, we believe we enter 2014 with much less of a fiscal headwind than in 2013. With reasonable clarity from Washington, we anticipate seeing ongoing improvements in business and consumer spending, in housing and auto sales and in non-residential construction. We also believe the energy renaissance will continue to benefit U.S. manufacturing.

Thus, although 2013 was an outstanding year for equities, in our view, valuations overall aren't overextended, particularly as we think both earnings and GDP growth could be better than consensus estimates. While certain stocks may appear expensive for a 2% growth world, in our view, they look reasonable against a 2.5% growth world, and perhaps inexpensive against a 3% growth world. The incremental margins associated with growth could drive meaningfully higher earnings.

We believe the Portfolio is well positioned for such an eventuality and we look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Socially Responsive Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.3%
Consumer Staples	10.7
Energy	6.8
Financials	16.0
Health Care	11.1
Industrials	15.5
Information Technology	18.1
Materials	4.9
Telecommunication Services	1.2
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 12/31/2013
	Date	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	37.60%	19.03%	7.92%	6.87%
Socially Responsive Portfolio Class S2	05/01/2006	37.41%	18.89%	7.82%	6.81%
S&P 500 Index1,3		32.39%	17.94%	7.41%	4.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.04% and 1.28% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S shares after expense reimbursements and/or fee waivers.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal years, or since the Portfolio's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Portfolio's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13	Expense Ratio
Class I	$1,000.00	$1,174.90	$5.37	0.98%
Class S	$1,000.00	$1,173.60	$6.41	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.27	$4.99	0.98%
Class S	$1,000.00	$1,019.31	$5.96	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Socially Responsive Portfolio

NUMBER OF SHARES		VALUE†
Common Stocks (96.7%)

Airlines (1.5%)
104,533	Ryanair Holdings PLC ADR	$4,905,734	*

Auto Components (2.1%)
121,244	BorgWarner, Inc.	6,778,752

Capital Markets (2.3%)
166,541	Lazard Ltd. Class A	7,547,638

Chemicals (1.0%)
29,894	Ecolab, Inc.	3,117,047

Commercial Banks (2.0%)
158,748	U.S. Bancorp	6,413,419

Commercial Services & Supplies (1.2%)
129,677	Herman Miller, Inc.	3,828,065

Consumer Finance (5.0%)
180,456	American Express Co.	16,372,773

Diversified Financial Services (3.7%)
53,027	IntercontinentalExchange Group, Inc.	11,926,833
Diversified Telecommunication Services (1.2%)
133,119	tw telecom, inc.	4,056,136	*

Electronic Equipment, Instruments & Components (1.5%)
150,440	National Instruments Corp.	4,817,089

Food & Staples Retailing (2.0%)
53,833	Costco Wholesale Corp.	6,406,665

Food Products (6.2%)
60,007	J.M. Smucker Co.	6,217,925
45,107	McCormick & Co., Inc.	3,108,774
264,903	Unilever NV	10,657,048
		19,983,747
Health Care Equipment & Supplies (7.6%)
169,283	Abbott Laboratories	6,488,617
83,289	Becton, Dickinson & Co.	9,202,602
133,983	Covidien PLC	9,124,242
		24,815,461
Household Durables (5.1%)
510,258	Newell Rubbermaid, Inc.	$16,537,462

Household Products (2.6%)
104,226	Procter & Gamble Co.	8,485,039

Industrial Conglomerates (8.1%)
84,979	3M Co.	11,918,305
188,311	Danaher Corp.	14,537,609
		26,455,914
Industrial Gases (1.9%)
46,229	Praxair, Inc.	6,011,157

Insurance (3.0%)
361,715	Progressive Corp.	9,863,968

Internet Software & Services (3.0%)
90,119	eBay, Inc.	4,946,632	*
4,348	Google, Inc. Class A	4,872,847	*
		9,819,479
IT Services (1.5%)
5,896	MasterCard, Inc. Class A	4,925,872

Machinery (1.5%)
56,363	Pall Corp.	4,810,582

Media (1.5%)
57,545	Scripps Networks Interactive, Inc. Class A	4,972,463
Metals & Mining (2.1%)
124,762	Nucor Corp.	6,659,796

Oil, Gas & Consumable Fuels (6.8%)
493,416	BG Group PLC	10,601,512
28,978	Cimarex Energy Co.	3,040,082
122,173	Noble Energy, Inc.	8,321,203
		21,962,797
Pharmaceuticals (2.8%)
32,699	Roche Holding AG	9,159,846

Road & Rail (1.8%)
76,098	J.B. Hunt Transport Services, Inc.	5,882,375

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Semiconductors & Semiconductor Equipment (8.5%)
142,651	Altera Corp.	$4,640,437
149,149	Microchip Technology, Inc.	6,674,418
373,070	Texas Instruments, Inc.	16,381,503
		27,696,358
Software (3.6%)
151,741	Intuit, Inc.	11,580,873

Specialty Chemicals (0.6%)
49,425	Novozymes A/S B Shares	2,087,723

Specialty Retail (3.6%)
37,454	O'Reilly Automotive, Inc.	4,820,704	*
106,932	TJX Cos., Inc.	6,814,777
		11,635,481
Trading Companies & Distributors (1.4%)
18,274	W.W. Grainger, Inc.	4,667,545
	Total Common Stocks (Cost $216,504,991)	314,184,089

Short-Term Investments (3.3%)
10,807,987	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $10,807,987)	10,807,987
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union,	100,000
	0.25%, due 1/19/14
100,000	Self Help Credit Union,	100,000
	0.25%, due 1/29/14
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (100.1%) (Cost $227,512,978)	325,192,076	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(334,056)
	Total Net Assets (100.0%)	$324,858,020

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Socially Responsive Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments
•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

7

Notes to Schedule of Investments Socially Responsive Portfolio (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$—	$9,159,846	$—	$9,159,846
Specialty Chemicals	—	2,087,723	—	2,087,723
Other Common Stocks^	302,936,520	—	—	302,936,520
Total Common Stocks	302,936,520	11,247,569	—	314,184,089
Short-Term Investments	—	10,807,987	—	10,807,987
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$302,936,520	$22,255,556	$—	$325,192,076

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ending December 31, 2013, certain securities were transferred from one level to another based on beginning of period market values as of December 31, 2012. $6,725,660 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of December 31, 2013. These securities had been categorized as Level 2 as of December 31, 2012, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

#  At cost, which approximates market value.

##  At December 31, 2013, the cost of investments for U.S. federal income tax purposes was $227,953,980. Gross unrealized appreciation of investments was $97,238,096 and gross unrealized depreciation of investments was $0, resulting in net unrealized appreciation of $97,238,096, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust
SOCIALLY RESPONSIVE PORTFOLIO
December 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$325,192,076
Dividends and interest receivable	230,779
Receivable for securities sold	8,823
Receivable for Fund shares sold	111,629
Prepaid expenses and other assets	3,360
Total Assets	325,546,667

Liabilities
Payable for Fund shares redeemed	366,633
Payable to investment manager (Note B)	145,760
Payable to administrator-net (Note B)	95,095
Accrued expenses and other payables	81,159
Total Liabilities	688,647
Net Assets	$324,858,020

Net Assets consist of:
Paid-in capital	$227,547,123
Undistributed net investment income (loss)	1,142,245
Accumulated net realized gains (losses) on investments	(1,514,148)
Net unrealized appreciation (depreciation) in value of investments	97,682,800
Net Assets	$324,858,020

Net Assets
Class I	$244,202,116
Class S	80,655,904

Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	11,242,171
Class S	3,706,961

Net Asset Value, offering and redemption price per share
Class I	$21.72
Class S	21.76
*Cost of Investments	$227,512,978

See Notes to Financial Statements

9

Statement of Operations
Neuberger Berman Advisers Management Trust
SOCIALLY RESPONSIVE PORTFOLIO
For the Year Ended December 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,105,077
Interest and other income—unaffiliated issuers	1,588
Foreign taxes withheld (Note A)	(88,047)
Total income	$4,018,618

Expenses:
Investment management fees (Note B)	1,486,367
Administration fees (Note B):
Class I	588,743
Class S	225,366
Distribution fees (Note B):
Class S	187,805
Audit fees	44,835
Custodian and accounting fees	103,796
Insurance expense	9,374
Legal fees	119,261
Shareholder reports	65,079
Trustees' fees and expenses	41,990
Miscellaneous	10,183
Total expenses	2,882,799
Expenses reimbursed by Management (Note B)	(55,545)
Total net expenses	2,827,254
Net investment income (loss)	$1,191,364

Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	18,751,042
Foreign currency	(10,640)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	64,438,438
Foreign currency	3,118
Net gain (loss) on investments	83,181,958
Net increase (decrease) in net assets resulting from operations	$84,373,322

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	SOCIALLY RESPONSIVE PORTFOLIO
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,191,364	$1,855,935
Net realized gain (loss) on investments	18,740,402	2,828,716
Change in net unrealized appreciation (depreciation) of investments	64,441,556	15,662,882
Net increase (decrease) in net assets resulting from operations	84,373,322	20,347,533

Distributions to Shareholders From (Note A):
Net investment income:
Class I	(1,443,972)	(316,032)
Class S	(401,458)	(69,241)
Total distributions to shareholders	(1,845,430)	(385,273)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	51,742,999	44,470,837
Class S	13,075,169	8,088,806
Proceeds from reinvestment of dividends and distributions:
Class I	1,443,953	316,032
Class S	401,458	69,241
Payments for shares redeemed:
Class I	(17,203,832)	(17,255,217)
Class S	(22,536,253)	(19,278,046)
Net increase (decrease) from Fund share transactions	26,923,494	16,411,653
Net Increase (Decrease) in Net Assets	109,451,386	36,373,913

Net Assets:
Beginning of year	215,406,634	179,032,721
End of year	$324,858,020	$215,406,634
Undistributed net investment income (loss) at end of year	$1,142,245	$1,845,780

See Notes to Financial Statements

11

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2013 was $2,171.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

12

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010–2012. As of December 31, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses and non-taxable dividend adjustment to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$1	$(49,469)	$49,468

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,845,430	$385,273	$—	$—	$1,845,430	$385,273

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,142,245	$—	$97,241,798	$(1,073,146)	$—	$97,310,897

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, capital loss carryforwards, open return of capital basis adjustments and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

13

determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$1,073,146

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $18,841,135.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2013, there was no repayment to Management under its contractual expense limitation. At December 31, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.30%	12/31/16	$—	$—	$—
Class S	1.17%	12/31/16	99,870	80,791	55,545

(1)  Expense limitation per annum of the respective class's average daily net assets.

15

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG" and together with its consolidated subsidiaries, "NB Group"). As of January 1, 2014, NBSH Acquisition, LLC ("NBSH"), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively, the "LBHI Parties") own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG's equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:

During the year ended December 31, 2013, there were purchase and sale transactions (excluding short-term securities) of $97,401,669 and $75,263,966, respectively.

During the year ended December 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2013 and December 31, 2012 was as follows:

For the Year Ended December 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,722,846	71,731	(910,398)	1,884,179
Class S	682,821	19,904	(1,188,799)	(486,074)

For the Year Ended December 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,911,190	20,104	(1,123,918)	1,807,376
Class S	524,847	4,397	(1,246,753)	(717,509)

Note E—Line of Credit:

At December 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating mutual fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no

16

assurance that an individual mutual fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the year ended December 31, 2013, the Fund did not utilize this line of credit.

At December 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2013. During the period September (inception of line of credit) through December 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$15.89	$14.35	$14.86	$12.10	$9.39
Income From Investment Operations:
Net Investment Income (Loss)‡	.09	.15	.04	.06	.01
Net Gains or Losses on Securities (both realized and unrealized)	5.87	1.43	(.50)	2.70	2.93
Total From Investment Operations	5.96	1.58	(.46)	2.76	2.94
Less Distributions From:
Net Investment Income	(.13)	(.04)	(.05)	(.00)	(.23)
Net Asset Value, End of Year	$21.72	$15.89	$14.35	$14.86	$12.10
Total Return††	37.60%@	10.98%	(3.08)%	22.85%	31.43%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$244.2	$148.7	$108.4	$83.2	$64.5
Ratio of Gross Expenses to Average Net Assets#	.99%	1.03%	1.06%	1.08%	1.15%
Ratio of Net Expenses to Average Net Assets§	.99%	1.03%	1.06%	1.08%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	.49%	.98%	.29%	.48%	.06%
Portfolio Turnover Rate	29%	30%	20%	41%	34%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$15.92	$14.39	$14.90	$12.14	$9.41
Income From Investment Operations:
Net Investment Income (Loss)‡	.06	.13	.03	.05	.00
Net Gains or Losses on Securities (both realized and unrealized)	5.89	1.42	(.50)	2.71	2.94
Total From Investment Operations	5.95	1.55	(.47)	2.76	2.94
Less Distributions From:
Net Investment Income	(.11)	(.02)	(.04)	(.00)	(.21)
Net Asset Value, End of Year	$21.76	$15.92	$14.39	$14.90	$12.14
Total Return††	37.41%@	10.74%	(3.15)%	22.76%	31.31%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$80.7	$66.7	$70.6	$72.9	$58.2
Ratio of Gross Expenses to Average Net Assets#	1.24%	1.28%	1.31%	1.33%	1.40%
Ratio of Net Expenses to Average Net Assets§	1.17%	1.17%	1.17%	1.17%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	.32%	.82%	.20%	.39%	.05%
Portfolio Turnover Rate	29%	30%	20%	41%	34%

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2014

21

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Neuberger Berman Advisers Management Trust (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, Neuberger and Neuberger Berman Fixed Income LLC ("NBFI"). The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	56
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2013 qualifies for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") for Socially Responsive Portfolio ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Fund's Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management.

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In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger Berman LLC ("Neuberger"); (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the

30

mean and median of the management fees and expense ratios of each peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of the Fund. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Adviser’s Management Trust (“Registrant”) adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Small Cap Growth Portfolio, Short Duration Bond Portfolio, and Socially Responsive Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, February 28, 1989, September 10, 1984, November 3, 1997, April 29, 2005, March 22, 1994, November 3, 1997, August 22, 2001, September 10, 1984, July 12, 2002, and February 18, 1999.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $373,600 and $384,700 for the fiscal years ended 2012 and 2013, respectively.

 (b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $81,850 and $83,850 for the fiscal years ended 2012 and 2013, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

 (d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $81,850 and $83,850 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant's annual reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).

	(2)	The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

	(3)	Not applicable to the Registrant.

(b)
The certification required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the

United States Code are attached hereto.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date:	February 24, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer
Date:	February 24, 2014